[American Funds(SM)]

The right choice for the long term(SM)

THE BOND FUND OF AMERICA
[color photograph of a young girl looking through the catalog cards in a library]

Doing our homework:
the active search for income
Annual report for the year ended December 31, 2001

The Bond Fund of America(SM)

The Bond Fund of America is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Bond Fund of America seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

RESULTS AT A GLANCE
(assuming distributions reinvested or interest compounded for periods ended December 31, 2001)

                                     AVERAGE      ANNUAL       COMPOUND      RETURNS
                                                                             LIFETIME SINCE
                                     2001         5 YEARS      10 YEARS      (MAY 28, 1974)

The Bond Fund of America             +7.2%        +6.0%        +7.4%         +9.6%

Lehman Brothers Aggregate            +8.4         +7.4         +7.2          +9.3
Bond Index(1)

Lipper Corporate A-Rated             +7.5         +6.2         +6.7          +9.1
Bond Funds Average(2)

Average savings                      +4.2         +4.1         +3.9          +6.3
institution(3)

Consumer Price Index                 +1.6         +2.2         +2.5          +4.8
(inflation)(4)


(1) The Lehman Brothers Aggregate Bond Index began on January 1, 1976. From May 31, 1974, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used. The indexes serve as proxies for the broad U.S. investment-grade bond market and are unmanaged.
(2) Source: Lipper Inc. Lipper averages do not include the effects of sales charges.
(3) Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. The fund's 30-day yield for Class A shares as of January 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 6.51%.

Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. High-yield bonds are subject to greater default risk than investment-grade bonds. Investing outside the United States is subject to additional risks, such as currency fluctuations and differing securities regulations, which are detailed in the fund's prospectus.

A common link: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(SM) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


Fellow shareholders:

Bonds showed continued strength in 2001 as the U.S. economy slowed and interest rates fell sharply. Fixed-income markets generally outpaced the stock market, which fell for the second consecutive year.

In that volatile environment, The Bond Fund of America produced a stream of generous income that helped many investors offset a decline in the value of their equity holdings. Shareholders who reinvested their monthly dividends totaling 89.5 cents a share saw an income return of 7.2%. The fund's net asset value began and ended the year at $12.79, resulting in a total return of 7.2% as well.

Although results were hampered earlier in the year by difficulties among lower rated issues, a final-quarter rally in that sector helped lift the fund's total return close to its relevant benchmarks. The 183 A-rated corporate bond funds tracked by Lipper Inc. rose 7.5%, while the unmanaged Lehman Brothers Aggregate Bond Index gained 8.4% for the year.

The Bond Fund of America has the latitude to invest in a wide range of income-producing securities. Over the years, the benefits of our flexible approach have added up impressively: Since beginning operations more than 27 years ago, the fund has achieved a cumulative return of 1,167.6% - an average annual compound return of 9.6%. In that time, it has slightly exceeded its benchmarks and provided shareholders with an ample cushion against inflation.

A SALUTARY BOND ENVIRONMENT
Business activity declined during much of the year, dampening earnings and continuing downward pressure on stock prices. Forced to tighten corporate belts, companies across many industries announced layoffs and reined in capital spending. The tragedy of September 11 helped intensify the first U.S. recession in a decade.

The Federal Reserve Board responded to the business weakness aggressively. It lowered the target for the federal funds rate - a key short-term interest rate
- 11 times in 2001, from 6.50% to 1.75%, the lowest level since the early
1960s.

The alignment of plummeting interest rates, economic sluggishness and declining stocks made bonds particularly attractive for investors. Prices rose for fixed-income securities until the final months of the year, when rising interest rates pulled prices down. Lower rated bonds, which had been plagued by a steady rise in corporate defaults, proved an exception; they reversed a losing streak and rallied in the fourth quarter.

Inflows to bond funds with longer maturities rose substantially during the year. The Bond Fund of America's net assets increased nearly 20%, and we welcome the many new shareholders who have joined us.

GAINS FROM MANY QUARTERS
The fund's portfolio is by design exceptionally well-diversified. That breadth, which over time has enabled shareholders to participate in upswings in some areas while mitigating downturns in others, proved to be an advantage in 2001 as well.

Investment-grade corporate bonds had the strongest returns. Of note were banks based both in the U.S. and abroad, which benefited from lower interest rates. Consumer businesses, such as food, retailers and health care, also did well, although airlines were hobbled by a slowdown in travel, particularly following the September attacks. Farther along the credit spectrum, lower rated corporate bonds generally fared poorly before rebounding in October. A number of individual issues held up quite well for the year, however. These included several longtime media holdings that rose in price even as the industry suffered from a decline in ad revenues.

Other investments also contributed positively to results. High-quality mortgage- and asset-backed securities posted increases, as did U.S. Treasuries, although the latter did not repeat their heady gains of 2000.

[Begin Sidebar]
OFFSETTING STOCK MARKET DECLINES

DECLINE PERIOD          BFA'S RETURN         S&P'S RETURN

5/28/74-10/3/74*        2.5%                 -27.8%

9/21/76-3/6/78          9.2                  -13.8

11/28/80-8/12/82        22.5                 -19.9

8/28/87-12/4/87         0.6                  -33.0

7/16/90-10/11/90        -3.4                 -19.1

7/17/98-8/31/98         -2.2                 -19.3

3/24/00-12/20/00        4.1                  -16.5


Declines are based on price drops of 15% or more for the S&P 500 Stock Composite Index, although figures shown include reinvestment of dividends. Returns are cumulative for each period. There have been times when the fund has trailed the index.

*The full S&P decline period was 1/11/73 to 10/3/74.
[End Sidebar]

The volatility among bond sectors during the year created attractive buying opportunities. Our research led us to a substantial number of promising investment-grade corporate bonds. We also took advantage of the general weakness in the telecommunications sector to acquire dollar-denominated bonds of several European telecom firms that we believe should do well longer term.

AN INVESTMENT FOR ALL SEASONS
There is evidence that the U.S. may have come through the worst of its economic troubles. Technology demand appears to be edging up, and retail sales were slightly better than expected during the holiday season. Corporate profits are still weak, however, and it remains to be seen what effect rising unemployment will have on consumer spending. Adding to the uncertainty is our country's involvement in Afghanistan and the new geopolitical realities faced by businesses around the world. We are responding to these challenges by relying, as always, on fundamental research and focusing on securities that we believe will be resilient in a variety of economic conditions.

The current stock market turbulence has been an object lesson in what diversification can bring to a successful financial plan. The steady income from a carefully managed portfolio of bonds can be a seawall against stock market storms and a solid foundation for growth. Indeed, The Bond Fond of America's 7.2% gain for 2001 stood in sharp contrast to the 11.8% decline in Standard & Poor's 500 Stock Composite Index; in the past two years, the fund has gained 13.8% while the S&P 500 has fallen 19.9%. Offsetting a decline in stock prices is a benefit the fund has delivered in every major stock market setback since its inception in 1974.

We look forward to reporting to you in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

February 11, 2002


THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown

There have always been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime, The Bond Fund of America has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for virtually all of the fund's overall results. The table beneath the chart breaks down The Bond Fund of America's year-by-year total returns into their income and capital components.

[begin table]
AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment for periods ended December 31, 2001, with all distributions reinvested)

                                                1 Year          5 Years        10 Years
Class A shares*
reflecting 3.75% maximum sales charge           +3.12%          +5.17%         +6.97%

*Results for the other share classes can be found on page 43.
[end table]

[begin mountain chart]

Year ended                    BFA with dividends     Lehman Brothers    Consumer Price
December 31,2001                      reinvested          Bond Index             Index
original investment                      $10,000             $10,000           $10,000
1974*                                      9,988              10,318            10,679
1975                                      11,254              11,587            11,420
1976                                      13,294              13,395            11,975
1977                                      13,977              13,802            12,778
1978                                      14,261              13,994            13,930
1979                                      14,710              14,264            15,782
1980                                      15,230              14,650            17,757
1981                                      16,242              15,565            19,342
1982                                      21,586              20,643            20,082
1983                                      23,628              22,368            20,844
1984                                      26,450              25,756            21,667
1985                                      33,488              31,449            22,490
1986                                      38,568              36,251            22,737
1987                                      39,324              37,248            23,745
1988                                      43,533              40,186            24,794
1989                                      47,942              46,026            25,946
1990                                      49,509              50,149            27,531
1991                                      59,927              58,174            28,374
1992                                      66,722              62,480            29,197
1993                                      76,155              68,571            30,000
1994                                      72,335              66,571            30,802
1995                                      85,536              78,870            31,584
1996                                      91,273              81,733            32,634
1997                                      99,708              89,624            33,189
1998                                     104,863              97,410            33,724
1999                                     107,265              96,609            34,630
2000                                     113,906             107,840            35,802
2001                                     122,051/1/,/2/      116,947/3/         36,358/4/


Year ended          1974*       1975       1976       1977      1978       1979       1980      1981      1982        1983
December 31
TOTAL VALUE

Dividends           $418        907        1,020      1,126     1,211      1,401      1,725     2,118     2,435       2,526
Reinvested

Value at            $9,988      11,254     13,294     13,977    14,261     14,710     15,230    16,242    21,586      23,628
Year-End/1/

BFA's Total         (0.1)%      12.7       18.1       5.1       2.0        3.1        3.5       6.6       32.9        9.5
Return



Year ended          1984        1985       1986       1987      1988       1989       1990      1991      1992        1993
December 31
TOTAL VALUE

Dividends           2,869       3,227      3,604      3,787     3,954      4,472      4,698     4,908     5,274       5,326
Reinvested

Value at            26,450      33,488     38,568     39,324    43,533     47,942     49,509    59,927    66,722      76,155
Year-End/1/

BFA's Total         11.9        26.6       15.2       2.0       10.7       10.1       3.3       21.0      11.3        14.1
Return





Year ended          1994        1995       1996       1997      1998       1999       2000      2001
December 31
TOTAL VALUE

Dividends           5,733       6,180      6,473      6,703     7,008      7,398      8,190     8,228
Reinvested

Value at            72,335      85,536     91,273     99,708    104,863    107,265    113,906   122,051
Year-End/1/

BFA's Total         (5.0)       18.2       6.7        9.2       5.2        2.3        6.2        7.2
Return

Average annual
Compound
return for 27-1/2
years: 9.49%/1/,/2/

*   For the period May 28 through December 31, 1974.
/1/ Results reflect payment of maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments.
/2/ Includes reinvested dividends of $122,946 and reinvested captital gain distributions of $4,573.
/3/ From May 31, 1974, through December 31, 1975, the Lehman Brothers
    Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. Since January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used. These indexes are unmanaged.
/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.
[end mountain chart]


[3 photographs: first, of a wall of books in a library; second, a blurred look at a bar chart in newsprint; and third, a man's hand holding a pen while turning a page of a document]

DOING OUR HOMEWORK:
THE ACTIVE SEARCH FOR INCOME

Even as interest rates have trended lower in recent years, The Bond Fund of America has continued to provide shareholders with above-average current income
- income that, over time, has translated into consistent total returns. The fund's investment professionals search for income opportunities from a broad array of fixed-income securities. Diversification and careful research help them mitigate risk.

MANY "INTEREST RATES"
In the past year we have seen a steady decline in short-term interest rates, largely a reflection of the weakening economy and dramatic interest-rate cuts by the Federal Reserve and other central banks to stimulate growth. Although lower rates have helped homeowners and other borrowers, they have created a quandary for investors who rely on income to help them meet their financial goals. Indeed, yields on savings accounts and certificates of deposit are at their lowest levels in decades.

It is important to realize that despite broad references in the media to "interest rates," the income you can expect to receive from interest-bearing investments is not monolithic. Yields will vary widely depending on a range of factors - including underlying economic conditions, the type of security and its maturity, the credit health of the issuer and any number of provisions that can affect the value that investors place on a security.

Securities that pay higher income often come at a price, and investors must weigh their search for income with considerations about risk. Striking a balance between the two is one of the ways in which professional management can add value for fund shareholders.

On the following pages, we invite you to read about where the fund's investment professionals find income - and how research, diversification and patience have contributed to The Bond Fund of America's success.

MATURITY MATTERS
Notwithstanding the scant yields on savings accounts and CDs, not all interest rates are low at the moment. "What is notable about the current environment is the steepness of the yield curve," explains portfolio counselor John Smet. "Thanks to the Fed's aggressive rate cuts - from 6.50% to 1.75% in 2001 - there is a sharp difference between very short-term instruments, such as Treasury bills and CDs, and those with longer maturities."

While short-term vehicles can be an intelligent place to keep money you will need in the near future, investors can increase the income potential of their portfolios by using a bond fund to extend the maturity of their holdings. Because longer term securities are more sensitive to changes in economic conditions than short-term instruments, they generally offer somewhat higher income returns.

In managing your fund's holdings, portfolio counselors pay close attention to maturity; they try to determine where interest rates might be headed and make adjustments accordingly - shortening maturities to protect the portfolio from rising rates and lengthening them to take advantage of declining rates. "The fund's average term to maturity is typically positioned between six and eight years," notes John, "although that will vary in extreme interest rate environments." Currently, the securities in the portfolio have an average weighted term to maturity of 7.2 years.
[Begin Sidebar]

[begin line chart]

             BFA              LIPPER CORPORATE A-RATED
                              BOND FUNDS AVERAGE
1986         9.86%            9.14%
1987         9.64             9.54
1988         9.45             8.72
1989         9.45             8.43
1990         10.15            8.39
1991         8.65             7.35
1992         7.96             6.96
1993         7.34             6.16
1994         8.28             7.04
1995         7.18             6.11
1996         7.18             6.14
1997         7.07             5.97
1998         6.80             5.60
1999         7.16             5.98
2000         7.33             5.89
2001         6.56             5.56

Chart shows 12-month distribution rates at December 31.

ABOVE-AVERAGE INCOME -
Even as rates have trended lower in recent years, the fund has continued to deliver higher income than its peers.
[end line chart]

[begin line chart]

MATURITY       YIELDS
3 months       1.72%
6 months       1.79
2 years        3.02
5 years        4.30
10 years       5.05
30 years       5.47

Treasury yield curve on 12/31/01.
Source: Bloomberg.

A SHARP DIVERGENCE
Throughout 2001, the Federal Reserve Board tried to stimulate economic growth by aggressively notching down short-term interest rates. As a result, rates on Treasury bills and other short-term savings vehicles are steeply lower than longer term bonds.
[end line chart]
[End Sidebar]

Time can provide another buffer against volatility. Although interest rate changes will roil bond prices in the near term, over longer periods dividends, particularly when reinvested, can have a stabilizing effect on total return.

BROADENING THE FIELD
In addition to lengthening the maturity of their portfolios, investors can look to various types of bonds for added income. "Every sector has a unique risk-reward relationship," says Abner Goldstine, the president of The Bond Fund of America and one of its six portfolio counselors. "Generally speaking, the greater the perceived risk of a variety of bonds, the more income bondholders can expect to receive."

For example, mortgage-backed securities issued by Ginnie Mae carry a government promise of repayment of principal, but they are also subject to the risk of prepayment, particularly when interest rates decline and large numbers of mortgage holders refinance their loans. (In fact, refinancings totaled some $1.2 trillion in 2001, up sixfold from the year before.) Because of that added risk, mortgage-backed securities typically offer a yield premium over U.S. Treasuries with similar maturities. Likewise, lower rated corporate bonds, which have more questionable prospects for longer run credit health, pay higher rates than their investment-grade counterparts.

Because different bond sectors and industries often respond differently to economic or business conditions, diversification within a portfolio can help offset risk and enhance returns. "Changing relationships among parts of the bond market can create pockets of opportunity for investors with the resources to find them," explains Abner. "Business conditions in a particular industry, changes in new issues in various sectors or industries and fluctuations in global economic developments are among those factors that can make one part of the bond market more enticing than another. Using our research, we try to exploit those shifts advantageously. Recently, for example, we used a spike-up in Treasury prices to add substantially to holdings in triple-B corporate bonds, which were trading at very attractive ranges."

[Begin bar chart]
Striking a balance between income and risk is one of the ways in which professional management can add value.

                                            YIELDS
3-month Treasuries                          1.72%
2-year Treasuries                           3.11%
10-year Treasuries                          5.05%
Mortgage-backed securities (GNMA)           6.07%
A-rated corporate bonds                     7.00%
B-rated corporate bonds                     11.73%

Figures are current yields as of 12/31/01.

Sources: Treasuries - U.S. Federal Reserve; mortgage-backed securities - Salomon Brothers All-GNMA Index; A-rated corporate bonds - Lehman Brothers Corporate Bond Index; B-rated corporate bonds - CSFB High-Yield Index.

AN INCOME SPECTRUM
The greater a bond's perceived risk, the more income bondholders can generally expect to receive.
[End bar chart]

Unlike funds that concentrate on a narrow band of the bond market, The Bond Fund of America's investment panorama has always been extremely broad, encompassing virtually every area of the fixed-income universe. The portfolio is further diversified within sectors, with more than 1,190 bonds representing more than 440 issuers around the world and dozens of industries.

RESEARCH YIELDS GEMS
Over the years, The Bond Fund of America has managed to deliver above-average income, but finding attractive securities is a challenging enterprise. Many of the most rewarding fixed-income instruments are complicated. Lower rated bonds and some foreign-issue bonds carry special risks. Moreover, a single entity can issue dozens of bonds, each of which trades differently, depending on the coupon rate, maturity or other special characteristics. In addition, understanding the underlying health of a company or the demographics of a pool of mortgages can expose anomalies in the marketplace, providing good values and attractive yields.

To make sense of this byzantine landscape, the fund's portfolio counselors and analysts draw on an integrated research network that spans the globe and involves 26 fixed-income investment professionals. These men and women, who serve all of the American Funds, conduct in-depth research to identify and evaluate potential investments for the fund. They visit companies, analyze balance sheets and share information with each other. Going the extra mile helps them avoid trouble spots and find gems that other investors may overlook.

GETTING THERE EARLY
Credit research has been particularly helpful in the high-yield sector. These bonds have not only contributed to the fund's income returns, but in many cases, they have provided capital appreciation, as the fortunes of the underlying companies improved. Understanding the fundamentals helps us pinpoint risk, identify value and get there early.

Retail bonds, for example, have been a recent success for the fund. Most of our holdings in this area are "fallen angels," or previously investment-grade issues that have seen their creditworthiness decline. These bonds are often sold at enticing prices, but as analyst Ellen Carr cautions, they are not always good investments. "Retailing is a cyclical business and very competitive," she explains. "Investors have to choose carefully, know the company's track record and have reason to believe that management can turn the fortunes of a distressed company around."

Several years ago, Ellen became intrigued by J.C. Penney's story. The retailer had fallen out of step with consumer trends and was beset by inefficiencies in its purchasing procedures. Although the company narrowly maintained an investment-grade rating, the price of its bonds declined to the point of offering high-yield levels of income. Ellen studied J.C. Penney's balance sheets, visited stores around the country, talked to competitors and worked with American Funds equity analysts. Ultimately, she liked what she saw. "The closer we looked, the more convinced we became that J.C. Penney had under-appreciated assets that significantly offset the credit risks of the bonds," she says. "What's more, the company had brought in a new CEO who we believed was taking the right steps to revitalize its operations."

[photograph of a man at a computer terminal]

The Bond Fund of America initially invested in J.C. Penney in early 1999 and gradually added to its holdings; at year-end it accounted for 1.2% of net assets.

In addition to their attractive yields, the bonds have risen substantially in value in the past year.

THE REWARDS OF PATIENCE
The value of bonds is easily discerned during periods of stock market turmoil, but their true worth is perhaps best appreciated over time. Generous income from a portfolio of bonds can provide a solid foundation of long-term growth. A $10,000 investment in The Bond Fund of America made when the fund began in May 1974 would have grown to more than $122,000 - nearly all from reinvested income that compounded over time. As Leo Tolstoy wrote: "The strongest of all warriors are time and patience."

[photograph of a line chart on a computer monitor; second photograph of a woman sitting at a table reading a book]

[Begin Sidebar]
CONSISTENCY AMID CHANGE
The balancing relationship between income return and share price over time has helped The Bond Fund of America deliver consistent long-term returns in both rising and falling interest rate environments.

[begin line chart]

            YIELDS
1974        7.56%
1975        7.99
1976        7.61
1977        7.42
1978        8.41
1979        9.43          Rising interest rates (1974-1984)
1980        11.43
1981        13.92
1982        13.01
1983        11.10
1984        12.46
1985        10.62
1986        7.67
1987        8.39
1988        8.85
1989        8.49
1990        8.55          Declining interest rates (1985-2001)
1991        7.86
1992        7.01
1993        5.87
1994        7.09
1995        6.57
1996        6.44
1997        6.35
1998        5.26
1999        5.65
2000        6.03
2001        5.02

Chart shows annual yields on 10-year Treasury bonds.
Source: Federal Reserve Board.
[end line chart]

[begin bar chart]
BFA AVERAGE ANNUAL RETURN

(1974-1984)         +10.0%

(1985-2001)         +9.4%


[end bar chart]
[End Sidebar]

[Begin Sidebar]
BALANCING ACT: A LONG VIEW OF INTEREST RATES AND BONDS

Interest rates generally move cyclically, reflecting changes in the economy. Bond prices respond to interest rate cycles in a seesaw pattern: When prevailing rates decline, bond prices rise and vice versa.

Yet fluctuations in bond prices are only one part of the equation. The other component of your return is income, which by contrast has tended to be much more stable and predictable. Longer term, it is also the driving force in your overall returns - regardless of which direction interest rates are headed.

"Rising interest rates may reduce the value of your holdings over the short term by causing share prices to fall," explains portfolio counselor Mark Macdonald, "but at the same time shareholders are also reinvesting their dividends at increasingly higher rates. Over extended periods - say, ten years or longer - the gradual increase in your income returns should offset declines in share value. The reverse would hold true when interest rates are declining."

That offsetting relationship between share price and income return has helped the fund deliver consistent long-term total returns, both in "weak" (rising interest rate) and "strong" (declining interest rate) bond markets.
[End Sidebar]


Bond Fund of America
Investment Portfolio
12/31/2001

[begin pie chart]
Corporate Bonds                                                       52.6%
Federal Agency Mortgage Pass-Through Securities                        9.3
Asset-Backed Securities                                                8.7
Cash & Equivalents                                                     8.4
U.S. Treasury Notes & Bonds                                            7.5
Commercial Mortgage-Backed Securities                                  5.3
Governments & Governmental Bodies {Excluding U.S.}                     4.8
Other Mortgage-Backed Securities                                       1.8
Federal Agency Notes & Bonds                                           1.4
Equity-Related Securities                                              0.2

[end pie chart]

                                                                                     Shares or
                                                                                     Principal        Market  Percent
                                                                                        Amount         Value   of Net
Bonds, Notes & Preferred Stocks                                                          (000)         (000)   Assets
MEDIA  -  8.01%
Charter Communications Holdings, LLC:
 10.75% 2009                                                                  $    4,000          $     4,240
 0%/11.75% 2010 (1)                                                                5,600                3,976
 0%/9.92% 2011 (1)                                                                39,250               28,260
 11.125% 2011                                                                     12,763               13,593
 0%/11.75% 2011 (1)                                                               61,300               37,086
 0%/13.50% 2011 (1)                                                               48,500               32,252
Avalon Cable Holdings LLC 0%/11.875% 2008 (1)                                      5,625                4,648    1.04%
Liberty Media Corp.:
 7.75% 2009                                                                       11,950               12,022
 7.875% 2009                                                                      39,880               40,405
 8.50% 2029                                                                        9,500                9,278
 8.25% 2030                                                                       29,750               28,127      .75
Adelphia Communications Corp.:
 10.50% 2004                                                                       2,000                2,010
 10.25% 2006                                                                      18,500               18,962
 8.375% 2008                                                                       5,000                4,575
 Series B, 13.00% preferred 2009  (2)                                            112,950 Shares        11,295
 10.875% 2010                                                                 $    1,250                1,262
 10.25% 2011                                                                      30,000               30,075
Century Communications, Inc.:
 0% 2003                                                                           9,000                8,010
 8.75% 2007                                                                        2,200                2,090
FrontierVision 11.00% 2006                                                           700                  721      .66
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 8.875% 2007                                                                      30,550               31,772
 0%/9.75% 2007 (1)                                                                36,325               36,507      .57
Clear Channel Communications, Inc.:
 6.00% 2006                                                                        9,050                8,907
 6.625% 2008                                                                       5,375                5,248
 7.65% 2010                                                                       10,000               10,324
Chancellor Media Corp. of Los Angeles:
 Series B, 8.75% 2007                                                              8,625                9,013
 8.00% 2008                                                                       10,000               10,400      .37
Univision Communications Inc. 7.85% 2011                                          42,825               43,362      .36
Young Broadcasting Inc.:
 Series B, 9.00% 2006                                                              2,250                2,115
 Series B, 8.75% 2007                                                             17,750               16,197
 10.00% 2011                                                                      22,750               21,271      .33
Emmis Communications Corp. 0%/12.50% 2011 (1)                                     59,272               36,156      .30
Fox Family Worldwide, Inc.:
 9.25% 2007                                                                        3,495                3,722
 10.25% 2007                                                                      25,687               27,741      .26
A.H. Belo Corp.:
 7.125% 2007                                                                      15,000               14,821
 8.00% 2008                                                                        6,850                7,005
 7.25% 2027                                                                        2,500                2,069
 7.75% 2027                                                                        8,000                7,024      .26
Telemundo Holdings, Inc., Series D, 0%/11.50% 2008 (1)                            31,775               30,027      .25
Comcast UK Cable Partners Ltd. 11.20% 2007                                        25,790               18,569
NTL Communications Corp.:
 12.375% 2008                                                                       Euro 7,250          1,950
 9.875% 2009                                                                       3,350                  903
 0%/11.50% 2009 (1)                                                                8,000                1,567
 Series B, 11.875% 2010                                                       $    3,000                  975
NTL Inc. 12.75% 2005                                                              11,000                3,465      .23
Viacom Inc.:
 6.40% 2006                                                                        5,000                5,174
 7.70% 2010                                                                        8,000                8,710
 6.625% 2011                                                                       8,000                8,147      .18
News America Holdings Inc.:
 6.625% 2008                                                                      16,900               16,934
 8.625% 2014                                                                  A$   5,150                2,537
 8.875% 2023                                                                  $    1,800                1,951      .18
Antenna TV SA:
 9.00% 2007                                                                        9,750                8,482
 9.75% 2008                                                                        Euro 16,000         12,392      .17
American Media Operations, Inc. 10.25% 2009                                   $   19,820               20,018      .17
Key3Media Group, Inc. 11.25% 2011                                                 22,269               18,483      .16
EchoStar DBS Corp. 9.125% 2009 (3)                                                18,000               18,000      .15
Cablevision Industries Corp.:
 8.125% 2009                                                                       9,250                9,532
 9.875% 2013                                                                       2,000                2,120
CSC Holdings, Inc., Series B, 8.125% 2009                                          5,000                5,151      .14
Telewest Communications PLC:
 11.25% 2008                                                                       1,300                  949
 9.875% 2010                                                                      10,200                7,191
 0%/11.375% 2010 (1)                                                              12,500                4,875
TeleWest PLC 9.625% 2006                                                           4,700                3,266      .14
Sinclair Broadcast Group, Inc.:
 10.00% 2005                                                                         500                  516
 8.75% 2007                                                                        1,000                  997
 8.75% 2011 (3)                                                                   13,000               13,065      .12
British Sky Broadcasting Group PLC 8.20% 2009                                     13,500               13,917      .12
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                            12,080               12,442      .10
Carmike Cinemas, Inc., Series B, 9.375% 2009 (4)                                  11,425               11,653      .10
The Ackerley Group, Inc., Series B, 9.00% 2009                                    10,000               10,600      .09
Cumulus Media Inc. 13.75% preferred 2009  (2)  (5)                                10,655 Shares        10,548      .09
Penton Media, Inc. 10.375% 2011                                               $   16,425                9,444      .08
AOL Time Warner Inc. 7.625% 2031                                                   7,500                7,937
Time Warner Companies, Inc.:
 9.15% 2023                                                                          500                  597
 6.95% 2028                                                                          500                  488      .08
Cox Radio, Inc.:
 6.375% 2005                                                                       8,000                7,939
 6.625% 2006                                                                         650                  658      .07
ACME Television, LLC, Series A, 10.875% 2004                                       8,000                7,680      .06
Lenfest Communications, Inc. 7.625% 2008                                           6,750                6,993      .06
Sun Media Corp. 9.50% 2007                                                         6,139                6,293      .05
Gray Communications Systems, Inc.:
 10.625% 2006                                                                      2,000                2,060
 9.25% 2011 (3)                                                                    4,000                3,980      .05
Radio One, Inc., Series B, 8.875% 2011                                             5,500                5,665      .05
Hearst-Argyle Television, Inc. 7.00% 2018                                          6,050                5,082      .04
RBS Participacoes SA 11.00% 2007 (3)                                               7,250                5,021      .04
Sinclair Capital 11.625% preferred 2009                                           47,500 Shares         4,607      .04
Multicanal Participacoes SA, Series B, 12.625% 2004                           $    6,875                4,555      .04
STC Broadcasting, Inc. 11.00% 2007                                                 3,250                2,762      .02
Big City Radio, Inc. 11.25% 2005                                                   5,425                2,712      .02
Globo Comunicacoes e Participacoes SA:
 10.50% 2006 (3)                                                                   1,990                1,398
 10.50% 2006                                                                         690                  485      .02
                                                                                                      958,003     8.01

BANKS & THRIFTS -  7.20%
HSBC Capital Funding LP: (6)
 8.03% noncumulative preferred (undated)                                           Euro 30,000         29,614
 Series 1, 9.547% noncumulative step-up                                       $   38,250               44,348
 perpetual preferred (undated) (3)
 Series 2, 10.176% noncumulative step-up                                          32,000               40,329
perpetual preferred (undated) (3)
Midland Bank 2.25% Eurodollar Note (undated) (6)                                  15,000               12,042     1.06
SocGen Real Estate Co. LLC, Series A, 7.64%                                       83,375               85,929
 (undated) (3)  (6)
Societe Generale 7.85% (undated)  (3)  (6)                                        11,105               11,543      .82
BNP U.S. Funding LLC, Series A, 7.738%                                            41,500               43,794
noncumulative preferred (undated) (3)  (6)
BNP Paribas Capital Trust, 9.003% noncumulative                                   15,000               16,919
 trust preferred (undated) (3)
Banque Nationale de Paris 2.535% (undated) (6)                                    12,500               12,220      .61
Fuji JGB Investment LLC, Series A, 9.87%                                          50,325               39,781
noncumulative preferred (undated) (3)  (6)
IBJ Preferred Capital Co. LLC, Series A,                                          23,930               17,868      .48
8.79% noncumulative preferred (undated) (3)  (6)
Bank of Scotland 7.00% (undated) (3)  (6)                                         30,000               30,287
National Westminster Bank PLC 7.75% (undated) (6)                                 16,000               17,084
Halifax Building Society 8.75% 2006                                               Pounds 3,000          4,827      .44
Royal Bank of Scotland:
 8.375% 2007                                                                       4,900                7,890
 7.648% (undated) (6)                                                         $   32,000               32,396
National Westminster Bank 6.625% (undated)                                          Euro 4,700          4,300      .37
Washington Mutual Bank, FA 6.875% 2011                                        $   20,000               20,558
Washington Mutual Finance 8.25% 2005                                              12,000               13,144
Great Western Financial Trust II,                                                  7,600                7,388
Series A, 8.206% 2027
Ahmanson Capital Trust I Capital Securities,                                       2,030                2,027      .36
 Series A, 8.36% 2026 (3)
Skandinaviska Enskilda Banken AB: (6)
 6.50% (undated) (3)                                                              17,500               17,885
 7.50% (undated)                                                                  23,000               22,997      .34
NB Capital Corp. 8.35% exchangeable depositary shares                          1,200,000 Shares        31,200
National Bank of Canada 3.625% (undated) (6)                                  $    5,000                3,602      .29
Standard Chartered Bank:
 8.00% 2031 (3)                                                                    3,740                3,890
 2.079% (undated) (6)                                                              5,000                3,127
 3.938% Eurodollar Note (undated) (6)                                             15,000                9,535
Standard Chartered Capital Trust I 8.16% (undated) (6)                             Euro 10,000          9,169      .22
GS Escrow Corp.:
 7.00% 2003                                                                   $   10,450               10,580
 7.125% 2005                                                                      12,000               11,963      .19
AB Spintab:
 6.00% 2009                                                                   SKr 23,000                2,249
 6.80% (undated) (3)  (6)                                                     $    6,500                6,623
 7.50% (undated) (3)  (6)                                                         11,000               11,410      .17
Canadian Imperial Bank of Commerce 3.625%                                         25,000               19,531      .16
 Eurodollar Note (undated) (6)
Abbey National PLC: (6)
 6.70% (undated)                                                                   7,500                7,386
 7.35% (undated)                                                                   9,500                9,834      .15
DBS Bank Ltd. 7.875% 2009 (3)                                                     10,000               10,732
Development Bank of Singapore Ltd. 7.125% 2011 (3)                                 6,100                6,285      .14
Regional Diversified Funding Ltd. 9.25% 2030 (3)                                  13,250               13,880      .12
Tokai Preferred Capital Co. LLC, Series A,                                        14,500               12,035      .10
 9.98% noncumulative preferred (undated) (3)  (6)
Imperial Capital Trust I, Imperial Bancorp 9.98% 2026                             10,200               11,484      .10
Barclays Bank PLC 7.375% (undated) (3)  (6)                                       10,875               11,280      .09
Chevy Chase Preferred Capital Corp. 10.375%                                      195,200 Shares        10,857      .09
BCI U.S. Funding Trust I 8.01% noncumulative                                  $   10,000               10,266      .09
 preferred (undated) (3)  (6)
Allfirst Preferred Capital Trust 3.93% 2029 (6)                                   10,000                9,532      .08
BankUnited Capital Trust, BankUnited Financial                                    10,000                9,425      .08
 Corp., 10.25% 2026
J.P. Morgan & Co. Inc., Series A, 8.382% 2012 (6)                                 10,000                9,367      .08
Riggs Capital Trust II 8.875% 2027                                                 7,500                5,625
Riggs National Corp. 8.625% 2026                                                   4,400                3,253      .07
Bank of Nova Scotia 3.625% Eurodollar Note                                        10,000                7,698      .06
(undated) (6)
Bank One Texas, NA 6.25% 2008                                                      7,250                7,392      .06
Unicredito Italiano SpA 8.048% (undated) (6)                                        Euro 7,000          6,770      .06
Komercni Finance BV: (6)
 9.00% 2008                                                                   $    3,100                3,239
 9.00% 2008 (3)                                                                    2,795                2,921      .05
UBS Preferred Funding Trust 1 8.622% (undated)                                     5,500                6,131      .05
Lloyds Bank (#2) 2.284% (undated) (6)                                              8,000                6,114      .05
Allied Irish Banks Ltd. 2.813% (undated) (6)                                       7,000                5,857      .05
Bay View Capital 9.125% 2007                                                       5,500                5,280      .04
Bergen Bank 3.625% (undated) (6)                                                   5,000                3,957      .03
Christiana Bank Og Kreditkasse 2.188% (undated) (6)                                4,000                3,260      .03
Sanpaolo IMI Capital Trust I 8.126% noncumulative                                   Euro 3,000          2,932      .02
 trust preferred (undated) (6)
Banco General, SA 7.70% 2002 (3)                                              $      500                  512      .00
                                                                                                      861,353     7.20

WIRELESS TELECOMMUNICATION SERVICES  -  4.43%
Nextel Communications, Inc.:
 0%/9.75% 2007 (1)                                                                64,450               45,679
 0%/10.65% 2007 (1)                                                               10,000                7,550
 0%/9.95% 2008 (1)                                                                73,825               50,755
 12.00% 2008                                                                       5,000                4,363
 9.375% 2009                                                                       2,000                1,550
 Series D, 13.00% exchangeable preferred                                          20,434 Shares        12,056
2009  (2)  (5)
 5.25% convertible senior notes 2010                                          $   10,000                6,036
 Series E, 11.125% exchangeable preferred,                                         9,849 Shares         4,826     1.11
 redeemable 2010  (2)  (5)
Dobson Communications Corp.:
 12.25% exchangeable preferred, redeemable                                        41,989               39,470
 2008 (2)  (5)
 13.00% senior exchangeable preferred 2009 (2)  (5)                                6,114                6,053
 10.875% 2010                                                                 $   12,500               13,125
Dobson/Sygnet Communications Co. 12.25% 2008                                       7,500                7,950
American Cellular Corp. 9.50% 2009                                                 4,250                4,165      .59
Leap Wireless International, Inc.:
 12.50% 2010                                                                      23,525               17,879
 0%/14.50% 2010 (1) (7)                                                           34,962               13,006
Cricket Communications, Inc.: (6)
 6.25% 2007                                                                        8,035                6,127
 6.50% 2007                                                                       24,725               18,852      .47
Verizon Wireless Capital LLC 5.375% 2006 (3)                                      52,250               52,066      .44
Nextel Partners, Inc.:
 12.50% 2009 (3)                                                                   2,000                1,760
 0%/14.00% 2009 (1)                                                               35,814               22,205
 11.00% 2010                                                                      11,066                8,963
 11.00% 2010                                                                       8,900                7,209      .34
Centennial Cellular Corp. 10.75% 2008                                             35,250               29,786      .25
Vodafone Group PLC 7.75% 2010                                                     22,875               25,162      .21
TeleCorp PCS, Inc. 0%/11.625% 2009 (1)                                            19,800               17,028
Tritel PCS, Inc. 10.375% 2011                                                      6,000                6,795      .20
CFW Communications Co. 13.00% 2010 (7) (8)                                        30,155               21,123      .18
Cingular Wireless: (3)
 6.50% 2011                                                                        6,000                6,090
 7.125% 2031                                                                       5,150                5,259      .09
Microcell Telecommunications Inc., Series B,                                      12,415               10,677      .09
 14.00% 2006
Horizon PCS, Inc. 13.75% 2011 (3)                                                 10,500               10,500      .09
PanAmSat Corp.:
 6.00% 2003                                                                        2,400                2,366
 6.125% 2005                                                                       5,250                4,759
 6.375% 2008                                                                       1,250                1,065
 6.875% 2028                                                                       1,000                  685      .07
Cellco Finance NV:
 12.75% 2005                                                                       6,000                5,235
 15.00% 2005                                                                         500                  454      .05
PTC International Finance BV 0%/10.75% 2007 (1)                                    5,950                5,340      .04
Mannesmann Finance BV 4.75% 2009                                                    Euro 6,000          5,072      .04
Price Communications Wireless, Inc.,                                          $    4,625                4,845      .04
Series B, 9.125% 2006
Triton PCS, Inc. 9.375% 2011                                                       4,000                4,160      .03
AirGate PCS, Inc. 0%/13.50% 2009 (1)                                               5,123                3,893      .03
Rogers Cantel Inc. 9.75% 2016                                                      3,375                3,358      .03
AT&T Wireless Services, Inc. 7.875% 2011                                           2,250                2,398      .02
Telesystem International Wireless Inc. 14.00% 2003 (3)                             2,148                1,622      .01
Teletrac, Inc. 9.00% 2004 (3)  (5)  (8)                                              968                  774      .01
PageMart Wireless, Inc.: (4) (8)
 15.00% 2005                                                                      14,750                  147
 0%/11.25% 2008 (1)                                                               40,500                  101      .00
                                                                                                      530,339     4.43

DIVERSIFIED TELECOMMUNICATION SERVICES  -  3.73%
British Telecommunications PLC:
 8.375% 2010 (6)                                                                  37,500               41,432
 6.875% 2011                                                                        Euro 4,000          3,734
 8.875% 2030 (6)                                                              $   29,500               33,852      .66
PCCW-HKT Capital Ltd. 7.75% 2011 (3)                                              61,825               61,808      .52
TCI Communications, Inc.:
 8.00% 2005                                                                       10,000               10,433
 8.75% 2015                                                                        5,000                5,739
AT&T Corp.: (3)
 7.30% 2011                                                                       14,500               14,900
 8.00% 2031                                                                       25,000               26,153      .48
Voicestream Wireless Corp.:
 10.375% 2009                                                                     38,730               44,228
 0%/11.875% 2009 (1)                                                              11,035                9,592      .45
Bell Atlantic Financial Services, Inc.                                            35,750               35,661      .30
4.25% convertible debentures 2005 (3)
TELUS Corp.:
 7.50% 2007                                                                       15,250               15,874
 8.00% 2011                                                                       11,650               12,285      .24
France Telecom: (6)
 7.45% 2006 (3)                                                                    6,050                6,354
 7.00% 2008                                                                         Euro 5,000          4,637
 8.00% 2011 (3)                                                               $    4,500                4,819
Orange PLC 8.75% 2006                                                              8,000                8,363      .20
Koninklijke KPN NV:
 4.75% 2008                                                                         Euro 1,000            769
 8.00% 2010                                                                   $   15,375               15,525
 8.375% 2030                                                                       6,450                6,312      .19
Hellenic Exchangeable Finance SCA 2.00%                                            Euro 22,000         21,102      .18
 exchangeable bonds 2005
Qwest Capital Funding, Inc:
 7.90% 2010                                                                   $   11,500               11,715
 7.625% 2021 (3)                                                                   5,000                4,781
US WEST Capital Funding, Inc. 6.25% 2005                                           2,000                1,965      .15
CenturyTel, Inc., Series H, 8.375% 2010                                           14,000               14,810      .12
Allegiance Telecom, Inc.:
 0%/11.75% 2008 (1)                                                               10,000                4,500
 12.875% 2008                                                                      8,860                6,601      .09
WCG Note Trust 8.25% 2004 (3)                                                      5,500                5,380
Williams Communications Group, Inc.:
 10.70% 2007                                                                         550                  235
 11.70% 2008                                                                       2,950                1,261
 10.875% 2009                                                                      3,750                1,603      .07
COLT Telecom Group PLC:
 12.00% 2006                                                                       5,250                4,515
 8.875% 2007                                                                  DM   4,250                1,528      .05
Sonera Group PLC 4.625% 2009                                                        Euro 2,000          1,553      .01
VersaTel Telecom International NV                                                  3,325                  772      .01
4.00% convertible notes 2005
NEXTLINK Communications, Inc.:
 12.50% 2006                                                                  $    3,000                  356
 0%/12.125% 2009 (1)                                                               3,975                  313
XO Communications, Inc. 14.00% preferred 2009 (2)  (5)                                24 Shares                    .01
GT Group Telecom Inc., units 0%/13.25%                                        $    2,753                  360      .00
 2010 (1) (7) (8)
IMPSAT Corp. 12.375% 2008 (4)                                                      2,000                   65      .00
                                                                                                      445,885     3.73

COMMUNICATIONS EQUIPMENT  -  2.71%
Crown Castle International Corp.:
 0%/10.625% 2007 (1)                                                              18,850               16,494
 12.75% senior exchangeable preferred 2010 (2)  (5)                               39,390 Shares        28,361
 0%/10.375% 2011 (1)                                                          $    2,385                1,497
 10.75% 2011                                                                      28,500               27,859
 0%/11.25% 2011 (1)                                                                7,500                4,800      .66
Motorola, Inc.:
 6.75% 2006                                                                        5,000                5,017
 8.00% 2011 (3)                                                                   61,900               62,146
 7.50% 2025                                                                        7,000                6,519
 6.50% 2028                                                                        1,200                  982
 5.22% 2097                                                                        4,200                2,646      .65
SBA Communications Corp.:
 0%/12.00% 2008 (1)                                                               14,300               10,618
 10.25% 2009                                                                      28,750               24,294      .29
SpectraSite Holdings, Inc., Series B:
 0%/12.00% 2008 (1)                                                               13,250                5,035
 0%/11.25% 2009 (1)                                                               16,750                4,606
 10.75% 2010                                                                       9,250                4,718
 12.50% 2010                                                                      26,250               14,306
 0%/12.875% 2010 (1)                                                              22,100                5,525      .29
American Tower Corp.:
 9.375% 2009                                                                      36,700               29,085
 5.00% convertible debentures 2010                                                 4,000                2,418      .26
Corning Inc. 0% convertible debentures 2015                                       46,801               24,454      .20
Nortel Networks Ltd. 6.125% 2006                                                  22,500               18,000      .15
Juniper Networks, Inc. 4.75% convertible                                          19,000               13,775      .12
 subordinated notes 2007
Adaptec, Inc. 4.75% convertible                                                   10,000                8,998      .08
 subordinated notes 2004
Lucent Technologies Inc. 7.25% 2006                                                2,000                1,700      .01
                                                                                                      323,853     2.71

INSURANCE  -  2.57%
Prudential Insurance Company of America                                            4,000                4,125
 6.375% 2006 (3)
Prudential Holdings, LLC, Series C, 8.695% 2023 (3)                               77,000               80,333      .71
ReliaStar Financial Corp.:
 8.625% 2005                                                                       5,000                5,458
 8.00% 2006                                                                       23,250               25,594
ING Capital Funding Trust III 8.439% (undated) (6)                                24,750               27,058
Ing Verzekeringen NV 6.25% 2021 (6)                                                 Euro 5,000          4,458      .52
Monumental Global Funding Trust II,                                           $   19,525               19,989
 Series 2001-A, 6.05% 2006 (3)
AEGON NV 6.125% 2031                                                              Pounds 6,000          9,123
Transamerica Corp. 9.375% 2008                                                $    7,500                8,542      .32
AIG SunAmerica Global Financing VII 5.85% 2008 (3)                                35,250               35,515      .30
AXA 6.75% 2020 (6)                                                                 Euro 14,700         13,251
Equitable Life Assurance Society of                                           $   11,500               12,084      .21
the United States 6.95% 2005 (3)
Allstate Corp. 6.75% 2018                                                         22,500               22,008      .18
UnumProvident Corp. 7.625% 2011                                                   11,000               11,427
Unum Corp. 6.75% 2028                                                              5,000                4,451      .13
Conseco Financing Trust II, Capital                                               39,600                7,920
 Trust (TRUPS), 8.70% 2026
Conseco Financing Trust III 8.796% 2027                                            2,750                  550      .07
Lincoln National Corp. 7.00% 2018                                                  6,275                6,229      .05
AFLAC Inc. 6.50% 2009                                                              5,875                5,904      .05
Lindsey Morden Group Inc., Series B,                                          C$   8,970                3,661      .03
 7.00% 2008 (3) (8)
                                                                                                      307,680     2.57

ELECTRIC UTILITIES  -  2.47%
Edison Mission Energy:
 10.00% 2008                                                                  $    2,000                2,060
 7.73% 2009                                                                       24,175               22,482
 9.875% 2011                                                                      38,510               40,120
Mission Energy Holding Co. 13.50% 2008                                            22,500               24,975
Homer City Funding LLC 8.734% 2026                                                20,200               18,601
Midwest Generation, LLC, Series B, 8.56% 2016 (9)                                  8,000                7,548
Edison International 6.875% 2004                                                   3,375                3,105      .99
Israel Electric Corp. Ltd.: (3)
 7.75% 2009                                                                       24,500               25,388
 7.95% 2011                                                                        6,750                7,094
 7.70% 2018                                                                        8,500                7,991
 7.875% 2026                                                                      15,000               13,853
 7.75% 2027                                                                       15,545               14,143
 8.10% 2096                                                                       14,405               11,314      .67
Exelon Generation Co., LLC 6.95% 2011 (3)                                         23,775               24,149
Exelon Corp. 6.75% 2011                                                            6,200                6,295
Commonwealth Edison Co. 6.40% 2005                                                 1,079                1,107      .26
AES Drax Holdings Ltd., Series A, 10.41% 2020 (9)                                 25,625               22,998
AES Ironwood, LLC 8.857% 2025 (9)                                                  3,500                3,301
AES Corp.:
 9.50% 2009                                                                        1,450                1,262
 9.375% 2010                                                                       1,915                1,733      .25
FirstEnergy Corp.:
 Series B, 6.45% 2011                                                              3,500                3,427
 Series C, 7.375% 2031                                                            16,125               15,743      .16
Progress Energy, Inc.:
 5.85% 2008                                                                        4,000                3,917
 7.10% 2011                                                                        5,000                5,190
 7.00% 2031                                                                        2,500                2,471      .10
American Electric Power Co., Inc.,                                                 3,705                3,662      .03
 Series A, 6.125% 2006
TXU Corp., Series J, 6.375% 2006                                                   1,000                1,008      .01
                                                                                                      294,937     2.47

HOTELS, RESTAURANTS & LEISURE  -  2.32%
MGM Mirage, Inc. 8.50% 2010                                                       30,600               30,425
Mirage Resorts, Inc.:
 6.625% 2005                                                                       1,000                  988
 6.75% 2008                                                                        1,750                1,636
 7.25% 2017                                                                       10,075                8,443
MGM Grand, Inc. 6.95% 2005                                                         5,000                4,921      .39
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                       14,600               11,607
 6.75% 2008                                                                        7,050                5,358
 8.75% 2011                                                                       29,825               24,158
 7.50% 2027                                                                        7,500                4,875      .38
Boyd Gaming Corp.:
 9.25% 2003                                                                       13,475               13,711
 9.50% 2007                                                                        5,500                5,555
 9.25% 2009 (3)                                                                   13,500               13,838      .28
Premier Parks Inc.:
 9.25% 2006                                                                        8,375                8,459
 9.75% 2007                                                                        3,875                3,914
 0%/10.00% 2008 (1)                                                                8,250                7,033
Six Flags Entertainment Corp. 8.875% 2006                                          5,000                5,125
Six Flags Inc. 9.50% 2009                                                          5,000                5,044      .25
Harrah's Operating Co., Inc. 7.125% 2007                                          23,300               23,604      .20
Ameristar Casinos, Inc. 10.75% 2009                                               14,300               15,516      .13
International Game Technology:
 7.875% 2004                                                                       8,500                8,776
 8.375% 2009                                                                       2,000                2,105      .09
William Hill Finance 10.625% 2008                                                 Pounds 6,423          9,963      .08
Hollywood Casino Corp. 11.25% 2007                                            $    7,500                8,100      .07
Eldorado Resorts LLC 10.50% 2006                                                   8,075                7,833      .06
Mandalay Resort Group 10.25% 2007                                                  7,000                7,263      .06
Station Casinos, Inc. 8.375% 2008                                                  7,000                7,096      .06
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                              5,000                5,169
Horseshoe Gaming, LLC, Series B, 9.375% 2007                                       1,000                1,040      .05
KSL Recreation Group, Inc. 10.25% 2007                                             6,600                6,113      .05
Venetian Casino Resort, LLC 12.25% 2004                                            5,875                5,875      .05
Argosy Gaming Co.:
 10.75% 2009                                                                       2,000                2,190
 9.00% 2011                                                                        2,750                2,888      .04
Hard Rock Hotel, Inc., Series B, 9.25% 2005                                        4,303                4,131      .03
Jupiters Ltd. 8.50% 2006                                                           3,000                3,015      .03
Carnival Corp. 6.15% 2008                                                          2,000                1,823      .02
AMF Bowling Worldwide, Inc. 0% convertible                                        11,084                    1      .00
 debentures 2018 (3) (4) (8)
                                                                                                      277,591     2.32

MULTILINE RETAIL  -  1.52%
J.C. Penney Co., Inc.:
 7.375% 2004                                                                       3,500                3,483
 7.05% 2005                                                                       21,000               20,580
 6.00% 2006                                                                        1,600                1,448
 6.50% 2007                                                                        3,750                3,403
 7.60% 2007                                                                       23,850               23,373
 7.375% 2008                                                                       4,975                4,851
 6.875% 2015                                                                       7,100                5,858
 7.65% 2016                                                                       14,300               12,513
 7.95% 2017                                                                       39,325               34,803
 9.75% 2021 (9)                                                                      550                  534
 8.25% 2022 (9)                                                                   12,275               10,618
 8.125% 2027                                                                       2,175                1,871
 7.40% 2037                                                                        7,825                7,688
 7.625% 2097                                                                      18,055               13,935     1.21
Kmart Corp., Series 1995 K-2, 9.78% 2020 (9)                                      12,250                8,505
DR Securitized Lease Trust, Series 1994                                            8,000                5,614      .12
 K-2, 9.35% 2019 (9)
Dillard's, Inc.:
 6.125% 2003                                                                       5,435                5,211
 6.43% 2004                                                                        1,450                1,384
 6.625% 2018                                                                       3,000                2,364
 7.13% 2018                                                                        1,250                  960
 7.00% 2028                                                                        1,500                1,155      .09
Saks Inc. 7.375% 2019                                                             10,075                7,128      .06
Federated Department Stores, Inc. 6.625% 2011                                      4,850                4,766      .04
                                                                                                      182,045     1.52

AUTOMOBILES  -  1.44%
Ford Motor Credit Co.:
 6.875% 2006                                                                      10,000                9,997
 5.25% 2008                                                                   DM  18,000                7,586
 5.80% 2009                                                                   $   27,000               24,473
 7.25% 2011                                                                       25,500               24,857
 7.375% 2011                                                                      11,445               11,294
 7.45% 2031                                                                        7,100                6,514      .71
General Motors Acceptance Corp.:
 6.125% 2006                                                                       7,000                6,927
 5.85% 2009                                                                       15,000               14,046
 7.75% 2010                                                                        9,750               10,037
 6.875% 2011                                                                      13,400               13,106
 8.00% 2031                                                                       25,750               26,051
General Motors Nova Scotia Finance Co. 6.85% 2008                                  7,000                6,966      .64
DaimlerChrysler North America Holding Corp. 7.25% 2006                            10,000               10,365      .09
                                                                                                      172,219     1.44

PAPER & FOREST PRODUCTS  -  1.43%
Georgia-Pacific Corp.:
 7.50% 2006                                                                       10,050                9,964
 8.125% 2011                                                                      54,050               52,959
 8.875% 2031                                                                       8,500                8,410
Fort James Corp. 6.875% 2007                                                      11,000               10,396      .68
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (9)                                                         1,123                1,125
 Class A-2, 7.11% 2028 (9)                                                        31,400               26,444
 Class A-3, 7.71% 2028                                                            19,143               13,400      .34
Bowater Canada Finance Corp. 7.95% 2011 (3)                                       16,000               16,118      .14
Potlatch Corp. 10.00% 2011 (3)                                                    11,450               11,965      .10
Kappa Beheer BV:
 10.625% 2009                                                                       Euro 3,500          3,431
 0%/12.50% 2009 (1)                                                                9,500                7,205      .09
Appleton Papers Inc. 12.50% 2008 (3)                                          $    4,075                3,902      .03
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (4)                                 12,075                2,324      .02
Riverwood International Corp. 10.875% 2008                                         2,250                2,284      .02
Pindo Deli Finance Mauritius Ltd.: (4)
 10.25% 2002                                                                       6,000                  915
 10.75% 2007                                                                       3,625                  553      .01
APP International Finance Co. BV 11.75% 2005 (4)                                     275                   72      .00
                                                                                                      171,467     1.43

HEALTH CARE PROVIDERS & SERVICES  -  1.33%
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                        1,500                1,545
 6.91% 2005                                                                       17,410               17,497
 7.00% 2007                                                                        9,250                9,296
 8.85% 2007                                                                        8,240                8,734
 8.70% 2010                                                                        4,250                4,548
 9.00% 2014                                                                        5,650                5,989
 7.69% 2025                                                                        5,000                4,750      .44
Aetna Inc.:
 7.375% 2006                                                                      28,140               28,277
 7.875% 2011                                                                      23,750               23,344      .43
Humana Inc. 7.25% 2006                                                            31,000               31,197      .26
UnitedHealth Group Inc. 7.50% 2005                                                10,000               10,722      .09
Clarent Hospital Corp. 11.50% 2005 (8)                                             7,544                7,167      .06
CIGNA Corp. 6.375% 2011                                                            4,975                4,915      .04
Integrated Health Services, Inc.: (4) (8)
 10.25% 2006 (6)                                                                   9,350                   94
 Series A, 9.50% 2007                                                             12,175                  122
 Series A, 9.25% 2008                                                             32,657                  327      .01
Mariner Health Group, Inc. 9.50% 2006 (4) (8)                                      7,300                   73      .00
                                                                                                      158,597     1.33

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.23%
Solectron Corp.:
 0% convertible note 2019 (8)                                                      3,000                1,526
 0% LYON convertible notes 2020                                                  135,900               57,758
 0% LYON convertible notes 2020                                                  100,350               53,316      .94
Celestica Inc. 0% convertible debenture 2020                                      47,185               20,072      .17
SCI Systems, Inc. 3.00% convertible                                               12,000                9,971      .08
 subordinated debentures 2007
Flextronics International Ltd. 9.875% 2010                                         4,000                4,200      .04
                                                                                                      146,843     1.23

METALS & MINING  -  1.02%
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                                       34,000               24,650
 7.20% 2026                                                                       24,000               21,360      .39
BHP Finance Ltd.:
 6.69% 2006                                                                       10,000               10,349
 8.50% 2012                                                                       20,000               22,935
 7.25% 2016                                                                        5,000                4,965      .32
Inco Ltd. 9.60% 2022                                                              16,000               16,725      .14
Allegheny Technologies, Inc. 8.375% 2011 (3)                                       9,000                8,834      .07
Luscar Coal Ltd. 9.75% 2011 (3)                                                    6,400                6,656      .06
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                       7,250                5,283      .04
Doe Run Resources Corp., Series B, 9.38% 2003 (6)                                  3,000                  330      .00
                                                                                                      122,087     1.02

CONSUMER FINANCE  -  0.99%
Capital One Bank:
 8.25% 2005                                                                        4,500                4,596
 6.875% 2006                                                                      18,233               17,755
Capital One Financial Corp.:
 7.25% 2006                                                                       16,358               14,886
 7.125% 2008                                                                       2,000                1,858
Capital One Capital I 3.78% 2027 (3)  (6)                                         10,000                7,588      .39
Household Finance Corp.:
 7.875% 2007                                                                      20,000               21,836
 6.40% 2008                                                                       10,000                9,985
 6.375% 2011                                                                       4,900                4,749      .31
MBNA Corp., MBNA Capital B, Series B, 3.03% 2027 (6)                              32,800               23,663      .20
Advanta Capital Trust I, Series B, 8.99% 2026                                     12,500                7,000      .06
Providian Financial Corp. 9.525% 2027 (3)                                         16,750                4,020      .03
                                                                                                      117,936      .99

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.94%
Analog Devices, Inc. 4.75% convertible                                            15,100               14,414      .12
 subordinated notes 2005
LSI Logic Corp., 4.00% convertible                                                16,024               13,600      .11
 subordinated notes 2005
Micron Technology, Inc. 6.50% 2005 (3)                                            11,000               10,120      .09
Vitesse Semiconductor Corp. 4.00% convertible                                     12,675                9,966      .08
 subordinated debentures 2005
Conexant Systems, Inc. 4.00% convertible                                          14,700                9,576      .08
 subordinated notes 2007
TriQuint Semiconductor, Inc. 4.00%                                                12,775                9,356      .08
 convertible subordinated notes 2007
TranSwitch Corp. 4.50% convertible notes 2005                                     16,500                9,240      .08
Hyundai Semiconductor America, Inc. 8.625% 2007 (3)                               15,850                8,649      .07
Zilog, Inc. 9.50% 2005 (4)                                                        25,550                7,601      .06
Cypress Semiconductor Corp., 3.75%                                                 9,050                7,449      .06
convertible subordinated notes 2005
Fairchild Semiconductor Corp.:
 10.125% 2007                                                                      2,135                2,199
 10.50% 2009                                                                       4,225                4,457      .06
Amkor Technology, Inc.:
 9.25% 2006                                                                        3,500                3,343
 9.25% 2008                                                                        1,000                  945      .04
RF Micro Devices, Inc., 3.75% convertible                                          1,590                1,316      .01
 subordinated notes 2005
                                                                                                      112,231      .94

COMMERCIAL SERVICES & SUPPLIES  -  0.92%
Allied Waste North America, Inc.:
 8.50% 2008 (3)                                                                   13,000               13,195
 8.875% 2008                                                                       5,250                5,434
 10.00% 2009                                                                      31,600               32,390      .43
Waste Management, Inc.:
 4.00% convertible debentures 2002                                                 6,000                5,993
 7.70% 2002                                                                        3,500                3,584
 6.875% 2009                                                                       6,000                5,977
 7.375% 2010                                                                       3,000                3,084
USA Waste Services, Inc.:
 6.50% 2002                                                                        2,000                2,052
 7.00% 2004                                                                        1,500                1,569
 7.125% 2007                                                                       2,000                2,049
 7.125% 2017                                                                       1,000                  963
WMX Technologies, Inc. 6.375% 2003                                                 1,000                1,036      .22
Sotheby's Holdings, Inc. 6.875% 2009                                              20,000               17,200      .14
KinderCare Learning Centers, Inc.,                                                 7,650                7,306      .06
 Series B, 9.50% 2009
Protection One Alarm Monitoring, Inc.                                              5,000                4,100      .04
 6.75% convertible debentures 2003
Cendant Corp. 6.875% 2006 (3)                                                      2,000                1,934      .02
Stericycle, Inc., Series B, 12.375% 2009                                           1,461                1,731      .01
                                                                                                      109,597      .92

REAL ESTATE  -  0.91%
CarrAmerica Realty Corp.:
 Series C, 8.55% cumulative redeemable preferred                                 373,100 Shares         9,104
 Series B, 8.57% cumulative redeemable preferred                                 473,600               11,579      .17
Irvine Co. 7.46% 2006 (3) (8)                                                 $   15,000               15,297
Irvine Apartment Communities, LP 7.00% 2007                                        5,000                4,899      .17
ERP Operating LP:
 6.95% 2011                                                                        3,000                3,011
 7.125% 2017                                                                       5,000                4,750
 7.57% 2026                                                                        8,000                8,501      .14
EOP Operating LP 6.75% 2008                                                       11,500               11,623      .10
ProLogis Trust, Series D, 7.92% preferred                                        342,000 Shares         8,146      .07
FelCor Suites LP 7.375% 2004                                                  $    6,250                6,250      .05
IAC Capital Trust, Series A, 8.25% TOPRS preferred                               220,000 Shares         5,544      .05
New Plan Realty Trust, Series D, 7.80% preferred                                 112,500                5,428      .04
 cumulative step-up premium rate
Archstone-Smith Trust, Series C, 8.625%                                          200,000                5,032      .04
convertible preferred
Duke-Weeks Realty Corp., Series B, 7.99% preferred                               100,000                4,700      .04
 cumulative step-up premium rate
Nationwide Health Properties, Inc., Series A,                                     50,000                3,792      .03
 7.677% preferred cumulative step-up premium rate
Simon DeBartolo Group, Inc., Series C, 7.89%                                      30,000                1,416      .01
 preferred cumulative step-up premium rate
                                                                                                      109,072      .91

INDUSTRIAL CONGLOMERATES  -  0.66%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                         1,670,000 Shares        40,080
 perpetual capital securities (3)
Swire Pacific Offshore Financing Ltd. 9.33% cumulative                           230,000                5,750      .38
 guaranteed perpetual preferred capital securities (3)
Hutchison Whampoa International Ltd. 7.00% 2011 (3)                           $   33,125               33,777      .28
                                                                                                       79,607      .66

CONTAINERS & PACKAGING  -  0.62%
Container Corp. of America:
 Series B, 10.75% 2002                                                             4,800                4,872
 9.75% 2003                                                                       32,409               33,219
Stone Container Corp. 9.75% 2011                                                   6,750                7,189      .38
Printpack, Inc.:
 Series B, 9.875% 2004                                                             8,950                9,219
 10.625% 2006                                                                     11,590               12,054      .18
Tekni-Plex, Inc., Series B, 12.75% 2010                                            7,750                7,556      .06
                                                                                                       74,109      .62

SPECIALTY RETAIL  -  0.61%
Toys "R" Us, Inc. 7.625% 2011 (3)                                                 27,205               26,588      .22
Gap, Inc. 8.80% 2008 (3)                                                          25,840               22,637      .19
Sunglass Hut International Ltd. 5.25% convertible                                 11,150               11,150      .09
 debentures 2003
Office Depot, Inc. 10.00% 2008                                                     6,500                7,085      .06
Petco Animal Supplies, Inc. 10.75% 2011 (3)                                        5,375                5,509      .05
                                                                                                       72,969      .61

AUTO COMPONENTS  -  0.52%
TRW Inc.:
 8.75% 2006                                                                        8,000                8,575
 7.125% 2009                                                                      12,000               11,634
 7.75% 2029                                                                        9,455                8,890      .24
Dana Corp. 9.00% 2011 (3)                                                         29,850               27,014      .23
Collins & Aikman Products Co. 10.75% 2011 (3)                                      4,000                4,030      .03
Tenneco Automotive Inc. 11.625% 2009                                               4,000                2,000      .02
                                                                                                       62,143      .52

GAS PRODUCTION & DISTRIBUTION -  0.50%
Gemstone Investor Ltd. 7.71% 2004 (3)                                             52,100               50,675
El Paso Corp.:
 5.75% 2006                                                                         Euro 1,500          1,252
 6.95% 2007                                                                   $    4,000                3,991
 7.80% 2031                                                                        4,000                4,048      .50
                                                                                                       59,966      .50

MACHINERY  -  0.43%
Terex Corp.:
 9.25% 2011 (3)                                                                   15,050               15,125
 Class B, 10.375% 2011                                                             5,250                5,486      .17
John Deere Capital Corp. 8.625% 2019                                              16,850               17,684      .15
Cummins Capital Trust I 7.00% QUIPS convertible                                  180,000 Shares         9,090      .08
 preferred 2031 (3)
AGCO Corp. 9.50% 2008                                                         $    3,500                3,658      .03
                                                                                                       51,043      .43

OIL & GAS  -  0.43%
Pemex Finance Ltd.: (9)
 8.875% 2010                                                                       7,000                7,881
 9.03% 2011                                                                        2,000                2,179
 Series 1999-2, Class A-3, 10.61% 2017                                            11,000               12,628
Pemex Project Funding Master Trust 9.125% 2010                                     4,500                4,781      .23
Pogo Producing Co. 10.375% 2009                                                   14,500               15,551      .13
OXYMAR 7.50% 2016 (3)                                                              8,500                6,951      .06
Newfield Exploration Co. 7.625% 2011                                               1,000                  974      .01
                                                                                                       50,945      .43

TEXTILES & APPAREL  -  0.42%
VF Corp. 8.50% 2010                                                               36,000               39,549      .33
Levi Strauss & Co:
 6.80% 2003                                                                        4,600                4,048
 11.625% 2008                                                                      7,475                6,503      .09
                                                                                                       50,100      .42

AIR FREIGHT & COURIERS  -  0.38%
Atlas Air, Inc., Pass Through Trust: (9)
 Series 2000-1, Class B, 9.057% 2017                                               3,242                2,924
 Series 1998-1, Class A, 7.38% 2019                                               40,758               37,226
 Series 1999-1, Class A-1, 7.20% 2020                                              2,484                2,262
 Series 2000-1, Class A, 8.707% 2021                                               3,519                3,471      .38
                                                                                                       45,883      .38

FOOD PRODUCTS  -  0.38%
Nabisco, Inc.:
 7.05% 2007                                                                        2,500                2,637
 7.55% 2015                                                                        5,955                6,571
 6.375% 2035 (6)                                                                  12,300               12,716      .19
Gruma, SA de CV 7.625% 2007                                                        8,000                7,540      .06
Kellogg Co.:
 6.60% 2011                                                                        2,250                2,308
 7.45% 2031                                                                        1,800                1,941      .04
Aurora Foods Inc.:
 Series B, 9.875% 2007                                                             1,250                1,206
 Series D, 9.875% 2007                                                             2,800                2,702      .03
Fage Dairy Industry SA 9.00% 2007                                                  4,000                3,760      .03
Smithfield Foods, Inc. 8.00% 2009 (3)                                              3,500                3,623      .03
                                                                                                       45,004      .38

AEROSPACE & DEFENSE  -  0.36%
BAE SYSTEMS, Series 2001: (3) (9)
 Class B, 7.156% 2011                                                             17,513               17,601
 Class G, MBIA Insured, 6.664% 2013                                               22,039               22,644      .34
EarthWatch Inc., Series B, 7.00% convertible                                   1,102,582 Shares         2,438      .02
 preferred 2009  (2)  (3)  (5) (8)
                                                                                                       42,683      .36

FOOD & DRUG RETAILING  -  0.35%
Rite Aid Corp.:
 7.125% 2007                                                                  $    7,060                5,719
 11.25% 2008                                                                       2,100                2,069
 6.875% 2013                                                                      12,500                8,750
 7.70% 2027                                                                       20,665               14,362
 6.875% 2028 (3)                                                                  17,450               11,299      .35
                                                                                                       42,199      .35

DIVERSIFIED FINANCIALS  -  0.19%
Heller Financial, Inc. 6.375% 2006                                                12,500               13,153      .11
AT&T Capital Corp. 6.60% 2005                                                      9,000                9,380      .08
                                                                                                       22,533      .19

MULTI-UTILITIES  -  0.18%
Williams Companies, Inc.:
 7.625% 2019                                                                       7,750                7,661
 7.875% 2021                                                                      13,750               13,899      .18
                                                                                                       21,560      .18

CHEMICALS  -  0.18%
Equistar Chemicals, LP:
 6.50% 2006                                                                        7,800                7,043
 8.75% 2009                                                                        5,000                4,829      .10
Reliance Industries Ltd. 10.25% 2097 (3)                                          10,750                9,059      .08
                                                                                                       20,931      .18

INTERNET & CATALOG RETAIL  -  0.16%
Amazon.com, Inc.:
 4.75% convertible subordinated debentures 2009                                    1,325                  656
 6.875% PEACS convertible subordinated notes 2010                                  Euro 40,400         18,207      .16
                                                                                                       18,863      .16

PHARMACEUTICALS  -  0.15%
Lilly Del Mar, Inc. 3.41% 2029 (3)  (6)                                       $   18,000               18,030      .15

MARINE  -  0.14%
International Shipholding Corp.:
 9.00% 2003                                                                        5,750                5,721
 Series B, 7.75% 2007                                                              5,300                4,770      .09
Teekay Shipping Corp.:
 8.875% 2011                                                                       3,500                3,605
 8.875% 2011 (3)                                                                   1,000                1,030      .04
Gearbulk Holding Ltd. 11.25% 2004                                                  1,000                1,015      .01
                                                                                                       16,141      .14

BEVERAGES  -  0.12%
Canandaigua Wine Co., Inc.:
 Series C, 8.75% 2003                                                              7,500                7,481
 8.75% 2003                                                                        6,650                6,633      .12
                                                                                                       14,114      .12

LEISURE PRODUCTS  -  0.11%
Hasbro, Inc. 8.50% 2006                                                           12,500               12,750      .11

AIRLINES  -  0.10%
Northwest Airlines, Inc.:
 7.625% 2005                                                                       4,915                4,079
 8.875% 2006                                                                       4,475                3,804      .07
Delta Air Lines, Inc. 10.375% 2022                                                 2,577                2,036      .02
United Air Lines, Inc. 9.00% 2003                                                  2,000                1,480      .01
                                                                                                       11,399      .10

ENERGY EQUIPMENT & SERVICES  -  0.09%
Colonial Pipeline Co. 7.75% 2010 (3)                                              10,000               10,493      .09

HOUSEHOLD DURABLES  -  0.06%
Salton/Maxim Housewares, Inc. 10.75% 2005                                          5,600                5,369      .04
Boyds Collection, Ltd., Series B, 9.00% 2008                                       1,806                1,878      .02
                                                                                                        7,247      .06

CONSTRUCTION & ENGINEERING  -  0.05%
McDermott Inc. 9.375% 2002                                                         6,250                5,938      .05

ROAD & RAIL  -  0.04%
Union Pacific Capital Trust 6.25% TIDES                                          111,100 Shares         5,291      .04
convertible preferred 2028  (3)

COMPUTERS & PERIPHERALS  -  0.03%
First International Computer Corp. 1.00%                                      $    3,000                3,810      .03
 convertible debentures 2004 (3)

PERSONAL PRODUCTS  -  0.03%
Revlon Consumer Products, Inc. 12.00% 2005 (3)                                     2,500                2,456      .02
Elizabeth Arden, Inc., Series B, 11.75% 2011                                         625                  644      .01
                                                                                                        3,100      .03

INTERNET SOFTWARE & SERVICES  -  0.00%
Exodus Communications, Inc. 11.625% 2010 (4)                                       1,500                  345      .00


MORTGAGE-BACKED OBLIGATIONS (9)
PRIVATE ISSUE
COMMERCIAL MORTGAGE-BACKED SECURITIES  -  5.28%
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A-1, 7.60% 2005                                              2,033                2,148
 Series 1998-1, Class A-1, 6.34% 2030                                             10,205               10,642
 Series 1998-2, Class A-2, 6.39% 2030                                             44,550               45,758
 Series 1998-2, Class E, 6.39% 2030                                               10,000                9,563
 Series 1998-1, Class A-2, 6.56% 2030                                              8,965                9,329
 Series 1999-1, Class B, 7.619% 2031                                              17,125               18,474
 Series 1999-1, Class C, 7.625% 2031                                               5,000                5,323
 Series 2000-1, Class A-1, 7.656% 2032                                            12,075               13,039      .96
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A-1A, 7.40% 2006 (3)                                       2,617                2,700
 Series 1998-CF1, Class A-1B, 6.41% 2008                                          10,000               10,303
 Series 1996-CF2, Class A-1, 7.29% 2021 (3)                                       10,000               10,649
 Series 1995-CF2, Class A-1B, 6.85% 2027 (3)                                      34,799               35,739
 Series 1996-CF1, Class A-2, 7.681% 2028 (3)  (6)                                  7,900                8,302
 Series 1998-CF1, Class A-1A, 6.14% 2031                                          15,472               16,062      .70
GMAC Commercial Mortgage Securities, Inc.:
 Series 1997-C1, Class A-3, 6.869% 2007                                           20,000               20,945
 Series 1997-C2, Class C, 6.50% 2008                                               9,000                9,094
 Series 1997-C1, Class D, 6.997% 2008                                              8,300                8,613
 Series 1997-C2, Class E, 7.624% 2011                                             27,703               24,800
 Series 1997-C2, Class C, 6.91% 2029                                               8,900                8,961      .61
Morgan Stanley Capital I, Inc.:
 Series 1998-HF1, Class A-1, 6.19% 2007                                           19,089               19,833
 Series 1998-WF2, Class A-1, 6.34% 2030                                            7,418                7,729
 Series 1998-HF2, Class A-2, 6.48% 2030                                           17,000               17,578
 Series 1999-FNV1, Class A-1 6.12% 2031                                           10,122               10,449
 Series 1999-FNV1, Class A-2, 6.53% 2031                                          10,000               10,339      .55
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 1999-WF2, Class X, interest only,                                        304,565                5,764
 0.26% 2019 (6)
 Series 1998-C1, Class A-1, 6.34% 2030                                             6,505                6,741
 Series 1999-C1, Class X, interest only,                                         167,017                9,799
 1.051% 2031 (6)
 Series 2000-WF2, Class A-2, 7.32% 2032                                           16,480               17,573      .33
L.A. Arena Funding, LLC, Series 1, Class A,                                       38,529               38,668      .32
 7.656% 2026 (3)
GS Mortgage Securities Corp. II, Series 1998-C1: (6)
 Class D, 7.242% 2030                                                              3,750                3,604
 Class E, 7.242% 2030                                                             31,076               29,085      .27
Merrill Lynch Mortgage Investors, Inc.: (6)
 Series 1995-C2, Class D, 7.603% 2021                                                326                  331
 Series 1995-C3, Class A-3, 7.051% 2025                                           24,413               24,894
 Series 1996-C2, Class A-1, 6.69% 2028                                             3,259                3,318      .24
CS First Boston Mortgage Securities Corp., Series                                 20,000               20,156      .17
 2001-CK6, Class A-2, 6.103% 2036
Prudential Securities Secured Financing Corp.,                                    18,000               18,309      .15
Series 1999-NRF1, Class C, 6.746% 2009
Morgan Stanley Dean Witter Capital I Trust,                                       17,468               17,634      .15
Series 2001-TOP5, Class A-3, 6.16% 2035
GGP Mall Properties Trust, Series 2001-C1A,                                       15,735               15,228      .13
Class A-2, 5.007% 2011 (3)
Commercial Mortgage, Series 2000-FL3,                                             13,776               13,588      .11
Class D, 3.117% 2012 (3)  (6)
Commercial Mortgage Acceptance Corp.:
 Series 1998-C1, Class A-1, 6.23% 2007                                             7,933                8,224
 Series 1998-C2, Class A-1, 5.80% 2030                                             3,539                3,630      .10
LB-UBS Commercial Mortgage Trust, Series 2000-C3,                                 10,000               11,112      .09
 Class A-2, 7.95% 2010
DLJ Commercial Mortgage Corp., Series 1999-CG1,                                   10,000               10,302      .09
 Class A-1B, 6.46% 2032
Salomon Brothers Commercial Mortgage Trust,                                        8,750                8,997      .08
Series 2000-C3, Class A-2, 6.592% 2033
Nomura Asset Securities Corp., Series 1998-D6,                                     8,083                8,410      .07
 Class A-A1, 6.28% 2030
Mortgage Capital Funding, Inc., Series 1998-MC1,                                   6,264                6,519      .05
 Class A-1, 6.417% 2030
Chase Manhattan Bank - First Union National Bank,                                  5,000                5,394      .05
 Commercial Mortgage Trust, Series 1999-1,
 Class A-2, 7.439% 2031
Asset Securitization Corp.:
 Series 1996-D3, Class A-1B, 7.21% 2026                                            3,000                3,161
 Series 1997-D4, Class A-1A, 7.35% 2029                                              435                  447      .03
Government Lease Trust Series 1999-GSA1, Class A-1,                                1,782                1,816      .02
 MBIA Insured, 5.86% 2003 (3)
J.P. Morgan Commercial Mortgage Finance Corp.:
 Series 1995-C1, Class A-2, 7.352% 2010 (6)                                        1,297                1,305
 Series 1996-C3, Class A-1, 7.33% 2028                                               463                  483      .01
Structured Asset Securities Corp., Series 1996-CFL,                                  523                  530      .00
 Class D, 7.034% 2028
                                                                                                      631,394     5.28

COLLATERALIZED MORTGAGE OBLIGATIONS  -  0.95%
GE Capital Mortgage Services, Inc.:
 Series 1994-15, Class A-10, 6.00% 2009                                           16,376               16,202
 Series 1994-9, Class A-9, 6.50% 2024                                              5,615                5,627      .18
Fannie Mae Trust, Series 2001-50, Class B-A,                                      15,469               15,866      .13
 7.00% 2041
Structured Asset Notes Transaction, Ltd., Series                                  13,289               13,658      .11
 1996-A, Class A-1, 7.156% 2003 (3)
Residential Asset Securitization Trust, Series                                     8,899                9,207      .08
 1997-A3, Class B-1, 7.75% 2027
PNC Mortgage Securities Corp., Series 1998-10,                                     9,262                9,005      .08
 Class 1-B1, 6.50% 2028 (3)
Security National Mortgage Loan Trust: (3)
 Series 2001-3, Class A-2, 5.37% 2014                                              1,670                1,674
 Series 2000-1, Class A-2, 8.75% 2024                                              6,800                7,127      .07
Ocwen Residential MBS Corp., Series 1998-R1,                                       9,087                8,750      .07
 Class AWAC, 5.38% 2040 (3)  (6)
Residential Funding Mortgage Securities I, Inc.:
 Series 2001-S1, Class A-1, 7.00% 2016                                             3,821                3,963
 Series 1998-S17, Class M-1, 6.75% 2028                                            3,855                3,828      .07
First Nationwide Trust, Series 1999-2,                                             4,478                4,478      .04
 Class 1PA-1, 6.50% 2029
Collateralized Mortgage Obligation Trust,                                          2,803                2,876      .02
 Series 63, Class Z, 9.00% 2020
Travelers Mortgage Securities Corp., Series 1,                                     2,630                2,854      .02
 Class Z-2, 12.00% 2014
Financial Asset Securitization, Inc., Series                                       2,476                2,520      .02
 1997-NAM1, Class B-1, 7.75% 2027
Nationsbanc Montgomery Funding Corp., Series                                       1,912                1,912      .02
 1998-5, Class A-1, 6.00% 2013
Prudential Home Mortgage Securities Co., Inc.                                      1,872                1,875      .02
, Series 1993-48, Class A-6, 6.25% 2008
Bear Stearns Structured Securities Inc., Series                                    1,071                1,171      .01
 1997-2, Class AWAC, 7.093% 2036 (3)  (6)
GS Mortgage Securities Corp., Series 1998-2,                                       1,097                1,152      .01
 Class M, 7.75% 2027 (3)
                                                                                                      113,745      .95

OTHER  -  0.91%
Structured Asset Securities Corp.: (3) (6)
 Series 1998-RF2, Class A, 8.527% 2027                                            29,902               32,154
 Series 1998-RF1, Class A, 8.664% 2027                                            10,248               10,968
 Series 1999-RF1, Class A, 7.861% 2028                                             7,205                7,415      .42
Arena BV, Series 2000-1, Class A, 6.10% 2062 (6)                                   Euro 15,500         14,404      .12
Bayerische Vereinsbank 5.50% 2008                                                 13,271               12,191      .10
Nykredit 6.00% 2029                                                           DKr102,982               11,980      .10
Allgemeine Hypotheken Bank AG 5.00% 2009                                           Euro 11,000          9,673      .08
Hypothekenbank in Essen AG 5.25% 2008                                              6,000                5,436      .05
Rheinische Hypothekenbank Eurobond 4.25% 2008                                      5,000                4,261      .04
First Boston Mortgage Securities Corp.:
 Class P-O, 0% 2017                                                           $      418                  379
 Class I-O, interest only, 10.965% 2017                                              418                   81      .00
                                                                                                      108,942      .91

AGENCY PASS-THROUGHS
GOVERNMENT NATIONAL MORTGAGE-ASSOCIATION  -  4.14%
6.00% 2029 - 2031                                                                 85,057               83,489
6.50% 2008 - 2024                                                                  6,013                6,070
7.00% 2008 - 2031                                                                190,784              194,847
7.50% 2007 - 2030                                                                 52,637               54,527
8.00% 2017 - 2030                                                                108,477              113,559
8.50% 2020 - 2029                                                                  6,117                6,488
9.00% 2009 - 2022                                                                  6,291                6,694
9.50% 2009 - 2021                                                                  5,480                5,831
10.00% 2019 - 2022                                                                20,404               23,066     4.14
                                                                                                      494,571     4.14

FANNIE MAE  -  3.88%
5.50% 2016                                                                        34,118               33,542
6.00% 2016 - 2032                                                                122,197              122,202
6.50% 2016 - 2031                                                                174,889              176,992
7.00% 2009 - 2031                                                                 74,916               76,498
7.50% 2009 - 2031                                                                 35,469               36,646
7.508% 2026 (6)                                                                    4,289                4,424
8.00% 2023 - 2031                                                                  3,739                3,939
8.071% 2002 (6)                                                                      696                  696
8.50% 2009 - 2027                                                                  1,250                1,338
9.00% 2018 - 2022                                                                  1,190                1,289
9.50% 2009                                                                           130                  141
10.00% 2018                                                                        3,206                3,591
12.00% 2019                                                                        2,148                2,494     3.88
                                                                                                      463,792     3.88

FREDDIE MAC  -  0.37%
6.00% 2032                                                                        33,185               32,490
8.00% 2003 - 2026                                                                  2,098                2,191
8.25% 2007                                                                           737                  778
8.50% 2002 - 2027                                                                  6,672                7,115
8.75% 2008                                                                           944                1,005
11.00% 2018                                                                          599                  679      .37
                                                                                                       44,258      .37

AGENCY
COLLATERALIZED MORTGAGE OBLIGATIONS  -  0.89%
Fannie Mae:
 Series 90-93, Class G, 5.50% 2020                                                   307                  308
 Series 93-247, Class Z, 7.00% 2023                                                5,215                5,412
 Series 1994-4, Class ZA, 6.50% 2024                                               3,982                3,941
 Series 2001-4, Class GA, 10.018% 2025 (6)                                         4,333                4,825
 Series 2001-4, Class NA, 11.683% 2025 (6)                                        20,039               23,051
 REMIC Trust, Series 1998-W5, Class B-3,                                           4,705                4,316
 6.50% 2028 (3)
 Series 2001-20, Class E, 9.592% 2031 (6)                                            955                1,050
 Series 2001-20, Class C, 11.538% 2031 (6)                                         1,043                1,186
 Grantor Trust, Series 2001-T10, Class A-1, 7.00% 2041                            44,514               46,113      .76
Freddie Mac:
 Series 1849, Class Z, 6.00% 2008                                                  6,984                7,071
 Series 2310, Class A, 10.546% 2017 (6)                                            5,845                6,491
 Series 41, Class F, 10.00% 2020                                                   1,155                1,221
 Series 178, Class Z, 9.25% 2021                                                     977                1,033      .13
                                                                                                      106,018      .89

ASSET-BACKED OBLIGATIONS (9)
AIRPLANE EQUIPMENT TRUST CERTIFICATES -
 SINGLE LESSEE  -  2.80%
Continental Airlines, Inc.:
 Series 1998-3, Class C-1, 7.08% 2004                                              2,054                1,684
 Series 1998-3, Class C-2, 7.25% 2005                                             12,000                8,880
 Series 1999-2, Class C-2, 7.434% 2006                                             2,000                1,550
 Series 1997-1, Class C-1, 7.42% 2007 (6)                                          1,814                1,422
 Series 1998-3, Class A-2, 6.32% 2008                                             15,000               13,677
 Series 1999-2, Class A-2, 7.056% 2011                                             2,000                1,808
 Series 2000-2, Class C, 8.312% 2011                                               3,097                2,354
 Series 1997-1, Class B, 7.46% 2014                                                  924                  799
 Series 1996-2, Class B, 8.56% 2014                                                1,642                1,514
 Series 1999-1, 10.22% 2014                                                        5,034                3,675
 Series 2001-1, Class B, 7.373% 2015                                               2,996                2,583
 Series 1996, Class B, 7.82% 2015                                                 10,992                9,519
 Series 1997-1, Class A, 7.461% 2016                                              15,872               13,862
 Series 1996-2, Class D, 11.50% 2016                                               2,137                1,471
 Series 1997-4, Class A, 6.90% 2018                                               27,587               24,461
 Series 2000-2, Class B, 8.307% 2018                                               1,957                1,644
 Series 1998-1, Class A, 6.648% 2019                                              33,904               30,067
 Series 1999-1, Class A, 6.545% 2020                                               5,612                4,874
 Series 1999-1, Class B, 6.795% 2020                                              16,853               13,950
 Series 2000-1, Class A-1, 8.048% 2020                                            11,530               10,935
 Series 2000-1, Class B, 8.388% 2020                                               4,444                3,786     1.29
US Airways, Inc. Pass Through Trust:
 Series 2000-2G, 8.02% 2019                                                       14,000               14,171
 Series 2000-3G, 7.89% 2020                                                       25,173               25,246
 Series 2001-1G, 7.076% 2021                                                      15,748               15,792
USAir, Inc., Pass Through Trust, Series                                            2,250                1,485      .47
 1993-A3, 10.375% 2013
American Airlines Inc.:
 Series 2001-2, Class A-1, 6.978% 2011 (3)                                         4,900                4,899
 Series 2001-2, Class A-2, 7.858% 2011 (3)                                         2,000                1,996
 Series 2001-2, Class B, 8.608% 2011 (3)                                          13,790               13,806
 Series 1991-C2, 9.73% 2014                                                        6,410                5,513
 Series 2001-1, Class B, 7.377% 2019 (3)                                           9,833                9,178      .30
Delta Air Lines, Inc.:
 Series 2000-1, Class A-2, 7.57% 2010                                              7,500                7,585
 Series 2001-1, Class A-2, 7.111% 2011                                             3,000                2,962
 Series 1992-A2, 9.20% 2014                                                       11,500                9,275
 1990 Equipment trust certificates: (3)
  Series I, 10.00% 2014                                                            5,000                3,925
  Series J, 10.00% 2014                                                            5,000                3,925
  Series F, 10.79% 2014                                                            1,700                1,334      .24
Jet Equipment Trust: (3)
 Series 1994-A, Class B-1, 11.79% 2013                                             4,000                2,600
 Series 1995-B, 10.91% 2014                                                        5,000                3,250
 Series 1995-D, 11.44% 2014                                                       10,000                6,500
 Series 1995-B, Class A, 7.63% 2015                                                3,777                3,135
 Series 1995-B, Class C, 9.71% 2015                                                5,500                3,575
 Series 1995-A, Class C, 10.69% 2015                                               2,750                1,974      .18
Southwest Airlines Co.:
 Series 2001-1, Class A-2, 5.496% 2006                                             5,000                4,895
 Series 2001-1, Class B, 6.126% 2006                                               7,500                7,345      .10
AIR 2 US, Series A, 8.027% 2020 (3)                                               10,993               10,276      .09
United Air Lines, Inc.:
 Series 2000-1, Class A-2, 7.73% 2012                                              4,000                3,460
 Series 1995-A2, 9.56% 2018                                                        8,000                6,341      .08
Northwest Airlines, Inc.:
 8.375% 2004                                                                       2,450                2,168
 8.52% 2004                                                                        4,140                3,616      .05
                                                                                                      334,742     2.80

CREDIT CARD  -  1.16%
First Consumer Master Trust, Series 1999-A,                                       35,000               36,333      .31
 Class A, 5.80% 2005 (3)
Metris Master Trust: (6)
 Series 1997-2, Class C, 3.153% 2006 (3)                                           7,200                7,193
 Series 2001-3, Class B, 3.003% 2008                                              12,000               11,780
 Series 2001-2, Class B, 3.183% 2009                                              10,000                9,721      .24
NextCard Credit Card Master Note Trust: (3) (6)
 Series 2000-1, Class B, 2.696% 2006                                              14,125               13,673
 Series 2001-1A, Class B, 2.776% 2007                                              6,000                6,000      .17
H.S. Receivables Corp., Series 1999-1,                                            12,656               13,122      .11
 Class A, 8.13% 2006 (3)
MBNA Master Credit Card Trust: (3)
 Series 1999-D, Class B, 6.95% 2008                                                4,700                4,851
 Series 1998-E, Class C, 6.60% 2010                                                5,000                5,063      .08
Providian Master Trust, Series 2000-3,                                             8,750                8,654      .07
 Class C, 7.60% 2007 (3)
Capital One Secured Note Trust, Series 1999-2,                                     4,250                4,244
 2.496% 2005 (3)  (6)
Capital One Master Trust, Series 1999-1,                                           2,500                2,618      .06
 Class C, 6.60% 2007 (3)
First USA Credit Card Master Trust, Series                                         6,630                6,362      .05
 1997-4, Class A, 2.896% 2010 (3)  (6)
BA Master Credit Card Trust, Series 1998-A,                                        6,000                6,000      .05
 Class B, 2.166% 2005 (6)
Hitachi Shinpan Co. Ltd., Series 1999-3,                                           1,500                1,592      .01
 Class A, 9.60% 2006 (3)
CompuCredit Credit Card Master Note Business                                       1,500                1,472      .01
 Trust, Series 2001-One, Class B,
 3.376% 2008 (3)  (6)
                                                                                                      138,678     1.16

ASSET-BACKED SECURITIES  -  1.14%
NPF XII, Inc.: (3)
 Series 1999-3, Class B, 3.075% 2003 (6)                                           3,000                3,001
 Series 1999-2, Class A, 7.05% 2003                                               15,000               15,297
 Series 2001-1, Class A, 2.738% 2004 (6)                                           7,000                7,002
 Series 2001-3, Class A, 5.52% 2007                                               16,000               15,370
NPF VI, Inc., Series 1999-1, Class A, 6.25% 2003 (3)                               5,000                5,043      .38
Tobacco Settlement Financing Corp.,                                               36,000               35,142      .29
 Series 2001A, 6.36% 2025
Garanti Trade Payment Rights Master Trust,                                        22,476               22,252      .19
 Series 1999-B, Class 1, 10.81% 2004 (3)
Puerto Rico Public Financing Corp., Series                                        21,416               21,416      .18
 1999-1, Class A, AMBAC Insured, 6.15% 2008
PF Export Receivables Master Trust, Series                                        10,000               10,082      .08
 2001-B, MBIA Insured, 6.60% 2011 (3)
Grupo Financiero Banamex-Accival,                                                  2,371                2,179      .02
 SA de CV 0% 2002 (3)
                                                                                                      136,784     1.14

AUTO LOAN  -  1.07%
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                7,000                7,492
 Series 2000-1, Class B, 7.55% 2005                                               14,750               15,688
 Series 2001-2, Class B, 5.75% 2007                                                9,000                9,213
 Series 2001-3, Class B, 2.846% 2008 (6)                                          21,000               20,696      .44
Team Fleet Financing Corp.: (3)
 Series 1996-1, Class A, 6.65% 2002                                                2,396                2,413
 Series 2001-3A, Class A, 2.83% 2005 (6)                                          11,125               11,118
 Series 2001-3A, Class B, 3.11% 2005 (6)                                          10,500               10,450      .20
Drive Auto Receivables Trust, MBIA Insured: (3)
 Series 2000-1, Class A, 6.672% 2006                                               5,116                5,266
 Series 2001-2, Class A, 3.91% 2007                                               11,500               11,492      .14
Prestige Auto Receivables Trust, Series 2001-1A,                                   8,695                8,824      .07
 Class A, FSA Insured, 5.26% 2009 (3)
Harley-Davidson Motorcycle Trust, Series 2001-3:
 Class B, 3.72% 2009                                                               2,500                2,498
 Class A-2, 4.04% 2009                                                             5,000                4,964      .06
Continental Auto Receivables Owner Trust, Series                                   5,261                5,568      .05
 2000-B, Class CTFS, MBIA Insured, 7.11% 2007  (3)
Chevy Chase Auto Receivables Trust, Series                                         4,000                3,977      .03
 2001-2, Class A-4, 4.44% 2007
CPS Auto Receivables Trust, Series 1998-4,                                         3,397                3,445      .03
Class A-3, FSA Insured, 5.74% 2003
Hyundai Auto Receivables Trust, Series 2001-A,                                     2,380                2,378      .02
 Class C, 5.57% 2006  (3)
Triad Auto Receivables Owner Trust, Series 1999-1,                                 1,709                1,756      .02
 Class A-2, FSA Insured, 6.09% 2005
FACTA Securitization LLC, Series 2000-A: (3)
 Class A, 8.00% 2004                                                                  88                   88
 Class B, 8.96% 2004                                                               1,219                1,221      .01
                                                                                                      128,547     1.07

AIRPLANE EQUIPMENT TRUST CERTIFICATES -
 MULTIPLE LESSEE  -  0.81%

Pegasus Aviation Lease Securitization, Series 2000-1,                             51,000               43,080      .36
 Class A-2, 8.37% 2030 (3)
Airplanes Pass Through Trust:
 Class B, 2.646% 2019 (6)                                                         12,788               10,230
 Class 1-C, 8.15% 2019 (8)                                                        34,321               20,593      .26
Lease Investment Flight Trust, Series 2001-1,                                     14,180               13,684      .12
Class A-3, 2.326% 2016 (3)  (6)
Triton Aviation Finance, Series 1A, Class A-2,                                     6,587                6,229      .05
 2.396% 2025 (3)  (6)
Aircraft Finance Trust, Series 1999-1, Class A-2,                                  2,542                2,453      .02
 2.396% 2024 (6)
Embarcadero Aircraft Securitization Trust, Series                                    358                  346      .00
 2000-1, Class A-2, 2.376% 2025 (3)  (6)                                                               96,615      .81

MANUFACTURED HOUSING  -  0.55%
Green Tree Financial Corp.:
 Series 1993-2, Class B, 8.00%  2018                                               2,250                2,193
 Series 1995-3, Class B-2, 8.10% 2025                                              5,000                2,705
 Series 1995-8, Class B-2, 7.65% 2026                                              8,197                4,267
 Series 1995-6, Class B-2, 8.00% 2026                                              2,790                1,452
 Series 1996-6, Class B-2, 8.35% 2027                                             10,309                5,386
 Series 1996-5, Class B-2, 8.45% 2027                                              6,742                3,565
 Series 1996-10, Class A-6, 7.30% 2028                                             8,487                8,609
 Series 1997-8, Class B-2, 7.75% 2028                                              3,119                1,209
 Series 1998-4, Class B-2, 8.11% 2028                                             13,193                5,351
 Series 1997-6, Class A-7, 7.14% 2029                                             15,687               16,506
 Series 1997-6, Class B-2, 7.75% 2029                                              4,958                1,900
Conseco Finance Manufactured Housing Contract Trust,
 Series 2001-3:
 Class A-2, 5.16% 2033                                                             8,000                8,087
 Class A-3, 5.79% 2033                                                             5,000                4,974      .55
                                                                                                       66,204      .55

HOME EQUITY  -  0.39%
Residential Funding Mortgage Securities II, Inc.:
 Series 2000-HI5, Class A-I-4, 6.94% 2014                                          9,000                9,398
 Series 2001-H14, AMBAC Insured:
  Class A-3, 5.32% 2015                                                            8,539                8,605
  Class A-4, 5.64% 2016                                                           12,000               12,046
 Series 2001-HS2, Class A-4, 6.43% 2016                                            7,500                7,663      .32
Asset-Backed Securities Corp. Home Equity Loan Trust,
 interest only:
 Series 2001-HE2, Class A-IO, 4.50% 2031                                          82,960                5,049
 Series 2001-HE3, Class A-IO, 6.50% 2031 (6)                                      14,785                1,456      .05
CS First Boston Mortgage Securities Corp., Series                                 57,562                2,742      .02
 2001-HE16, Class A, interest only, 5.64% 2004
                                                                                                       46,959      .39

FRANCHISE/EQUIPMENT  -  0.37%
GRCT Consumer Loan Trust, Series 2001-1A, Class                                   14,988               15,321      .13
 2BRV, 6.251% 2020 (3)
CNL Funding, Series 2000-AA, Class A-2, MBIA Insured,                             13,800               14,232      .12
 8.044% 2017  (3)
Xerox Equipment Lease Owner Trust, Series 2001-1,                                  9,635                9,672      .08
 Class A, 3.896% 2008 (3)  (6)
Green Tree Recreational, Equipment and Consumer Trust,                             8,500                5,185      .04
 Series 1997-D, 7.25% 2029
                                                                                                       44,410      .37

STRANDED ASSET  -  0.29%
PP&L Transition Bond Co. LLC, Series 1999-1,                                      15,000               16,182      .14
 Class A-7, 7.05% 2009
California Infrastructure and Economic Development
 Bank, Special Purpose Trust,
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                     12,499               13,120      .11
ComEd Transitional Funding Trust, Series 1998,                                     3,500                3,580      .03
 Class A-4, 5.39% 2005
California Infrastructure and Economic Development
 Bank, Special Purpose Trust,
 SCE-1, Series 1997-1, Class A-7, 6.42% 2009                                       1,500                1,547      .01
                                                                                                       34,429      .29

HOME IMPROVEMENT  -  0.09%
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,                                    6,885                6,983      .06
 Class A-7, MBIA Insured, 7.16% 2018
The Money Store Trust, Series 1996-D, Class A-14,                                  3,953                4,055      .03
 MBIA Insured, 6.985% 2016
                                                                                                       11,038      .09

GOVERNMENT OBLIGATIONS
U.S. GOVERNMENT
U.S. TREASURY NOTES & BONDS  -  7.54%
 11.625% November 2004                                                            60,000               72,750
 7.50% February 2005                                                              15,000               16,591
 6.50% October 2006                                                               37,000               40,238
 3.375% January 2007 (10)                                                        240,326              241,040
 5.625% May 2008                                                                  10,000               10,477
 4.75% November 2008                                                              40,000               39,825
 9.125% May 2009                                                                  18,000               20,213
 6.00% August 2009                                                                17,500               18,643
 10.375% November 2009                                                            12,500               14,678
 10.00% May 2010                                                                   5,000                5,906
 3.50% January 2011 (10)                                                          71,478               71,288
 5.00% February 2011                                                              25,000               24,906
 5.00% August 2011                                                                66,200               65,993
 10.375% November 2012                                                            24,500               31,391
 12.00% August 2013                                                               10,000               13,952
 7.875% February 2021                                                             25,000               31,098
 6.25% August 2023                                                                95,000              100,507
 7.50% November 2024                                                               1,220                1,487
 6.00% February 2026                                                              35,000               36,012
 Principal Strip 0% 2027                                                          10,740                2,387
 5.25% November 2028                                                              22,740               21,237
 5.375% February 2031                                                             21,710               21,395     7.54
                                                                                                      902,014     7.54

NON-PASS-THROUGH AGENCY SECURIITES
FREDDIE MAC BONDS & NOTES  -  0.66%
 5.75% 2010                                                                        Euro 12,000         11,082
 6.75% 2031                                                                   $   64,000               67,870      .66
                                                                                                       78,952      .66

FANNIE MAE BONDS & NOTES  -  0.53%
Medium Term Note, 6.75% 2028                                                      15,000               14,154
 7.25% 2030                                                                       43,750               49,287      .53
                                                                                                       63,441      .53

FEDERAL HOME LOAN BANK BONDS & NOTES   -  0.19%
 4.875% 2004                                                                      21,750               22,341      .19


GOVERNMENTS & GOVERNMENTAL BODIES (EXCLUDING U.S.)
NON-U.S. GOVERNMENT OBLIGATIONS  -  4.64%
Deutschland Republic 5.25% 2008                                                    Euro 82,000         74,822
Bundesrepublik:
 6.00% 2007                                                                       23,827               22,658
 5.25% 2010                                                                       36,150               32,723
Treuhandanstalt 7.125% 2003                                                       12,376               11,433     1.18
Polish Government:
 12.00% 2003                                                                  PLZ 11,000                2,852
 8.50% 2004                                                                       15,000                3,660
 8.50% 2005                                                                       50,000               12,125
 8.50% 2005                                                                       37,600                9,157
 Series 0605, 8.50% 2005                                                          22,525                5,465
 8.50% 2006                                                                       83,000               20,079      .45
Canadian Government:
 9.00% 2004                                                                   C$  10,000                7,152
 4.25% 2026 (6)  (10)                                                             62,209               42,251      .41
United Mexican States Government Eurobonds, Global:
 8.625% 2008                                                                  $      170                  183
 9.875% 2010                                                                       2,175                2,436
 8.375% 2011                                                                      16,000               16,640
 11.375% 2016                                                                      6,658                8,226
 8.30% 2031                                                                       12,615               12,426      .33
Hellenic Republic:
 8.90% 2004                                                                        Euro 14,380         14,163
 8.60% 2008                                                                       22,010               23,420
 7.50% 2013                                                                        1,820                1,889      .33
Spanish Government 6.00% 2008                                                     36,061               34,038      .28
United Kingdom:
 6.50% 2003                                                                       Pounds 5,700          8,551
 5.75% 2009                                                                       16,000               24,196      .27
French Treasury Note 4.50% 2003                                                     Euro 9,465          8,548
French Government O.A.T. Eurobond 0% 2019                                         55,000               18,814      .23
Kingdom of Denmark 6.00% 2009                                                 DKr190,000               24,024      .20
Norwegian Government:
 6.75% 2007                                                                        NOK  75,000          8,574
 5.50% 2009                                                                      124,500               13,266      .18
Japanese Government:
 0.90% 2008                                                                      Yen 1,400,000         10,652
 1.90% 2010                                                                    1,000,000                8,040      .16
Italian Government BTPS Eurobond 6.00% 2007                                        Euro 16,204         15,303      .13
New South Wales Treasury Corp. 8.00% 2008                                     A$  26,000               14,671      .12
Panama (Republic of):
 9.625% 2011                                                                  $      500                  511
 Interest Reduction Bond 4.75% 2014 (6)  (9)                                       8,657                7,710
 10.75% 2020                                                                         210                  224
 8.875% 2027                                                                         250                  231
 9.375% 2029                                                                         675                  709      .08
Russian Federation: (6) (9)
 5.00% 2030                                                                       10,640                6,198
 5.00% 2030 (3)                                                                      145                   84      .05
Bulgaria (Republic of): (6) (9)
 Past Due Interest 4.563% 2011                                                     3,960                3,475
 Front Loaded Interest Reduction Bond, 4.563% 2012                                 2,470                2,235      .05
Brazil (Federal Republic of):
 Eligible Interest Bond 3.188% 2006 (6)  (9)                                         940                  824
 Bearer 8.00% 2014 (5)  (9)                                                        1,060                  819
 8.875% 2024                                                                       1,375                  918
 12.25% 2030                                                                         425                  367
 11.00% 2040                                                                         915                  707      .03
State of Qatar 9.75% 2030 (3)                                                      2,750                3,149      .03
Chile (Republic of) 7.125% 2012                                                    3,000                3,061      .02
Dominican Republic 9.50% 2006 (3)                                                  2,135                2,183      .02
Argentina (Republic of):
 Series E, 0% 2003                                                                 1,000                  553
 7.00%/15.50% 2008 (1)  (9)                                                        3,370                  918
 12.25% 2018 (5)  (9)                                                                968                  235
 12.00% 2031 (5)  (9)                                                              1,776                  395      .02
Ukraine Government 11.00% 2007 (9)                                                 1,880                1,796      .02
New Zealand Government 4.50% 2016 (6)  (10)                                   NZ$  3,326                1,361      .01
Guatemala (Republic of) 10.25% 2011 (3)                                       $    1,000                1,058      .01
Turkey (Republic of):
 12.375% 2009                                                                        500                  506
 11.875% 2030                                                                        500                  484      .01
Philippines (Republic of):
 9.875% 2019                                                                         500                  477
 10.625% 2025                                                                        470                  462      .01
Peru (Republic of): (6) (9)
 Past Due Interest Eurobond 4.50% 2017                                               875                  674
 Front-Loaded Interest Reduction Eurobond 4.00% 2017                                 100                   71      .01
Venezuela (Republic of) Eurobond 2.875% 2007 (6)  (9)                                714                  520      .00
                                                                                                      555,352     4.64

NON-U.S. AGENCY BONDS  -  0.15%
KfW International Finance Inc. 5.00% 2011                                          Euro 20,700         18,213      .15

DEVELOPMENT AUTHORITIES  -  0.05%
International Bank for Reconstruction & Development,                          $   40,000                6,280      .05
 Series MTN, 0% 2031

TAXABLE MUNICIPAL OBLIGATIONS  -  0.13%
California Maritime Infrastructure Authority, Taxable                              8,137                8,305      .07
 Lease Revenue Bonds (San Diego Unified Port District-
South Bay Plant Acquisition), Series 1999,
 6.63% 2009 (3)  (9)
Chugach Electric Association, Inc., 2001 Series A,                                 7,500                7,555      .06

                                                                                                       15,860      .13


                                                                                        Shares        Market  Percent
                                                                                                       Value   of Net
Equity Related Securities                                                                              (000)   Assets

Stocks & Warrants -  0.20% (2)
Nextel Communications, Inc., Class A  (3)                                      1,455,283               15,950      .13
Price Communications Corp.                                                       216,953                4,142      .03
Wilshire Financial Services Group, Inc. (11)                                   1,601,967                3,284      .03
Clarent Hospital Corp. (8) (11)                                                  354,301                  886      .01
Protection One Alarm Monitoring, Inc.,                                            54,400                   19      .00
 warrants, expire 2005  (3)  (8)
Viatel, Inc.                                                                      32,363                    1      .00
McCaw International, Ltd., warrants,                                              30,500                    -        -
 expire 2007  (3)  (8)
NTL Inc., warrants, expire 2008  (3)  (8)                                         26,362                    -        -
                                                                                                       24,282      .20

TOTAL BONDS, NOTES & EQUITY SECURITIES                                                             10,958,792    91.64
 (cost: $11,424,100,000)


                                                                                     Principal        Market  Percent
                                                                                        Amount         Value   of Net
Short-Term Securities                                                                    (000)         (000)   Assets

Corporate Short-Term Notes  -  5.69%
Procter & Gamble Co.:  (3)
 1.98% due 1/22/2002                                                              25,400               25,369
 2.00% due 1/23/2002                                                              25,000               24,968
 1.78% due 3/19/2002                                                              25,000               24,905      .63
Park Avenue Receivables Corp.:  (3)
 1.86% due 1/15/2002                                                              50,000               49,961
 2.12% due 1/28/2002                                                              25,000               24,959      .63
General Electric Capital Corp.:
 1.82% due 1/2/2002                                                               29,760               29,757
 2.04% due 1/4/2002                                                               42,000               41,991      .60
SBC Communications Inc.:  (3)
 1.80% due 1/30/2002                                                              13,000               12,980
 1.865% due 2/14/2002                                                             50,000               49,883      .52
Ciesco L.P.:
 1.78% due 1/11/2002                                                              30,000               29,984
 1.98% due 1/15/2002                                                              14,000               13,988
 1.78% due 2/5/2002                                                               10,000                9,982      .45
Emerson Electric Co. 1.82% due 1/18/2002 (3)                                      47,000               46,957      .39
Corporate Asset Funding Co. Inc.:  (3)
 2.33% due 1/17/2002                                                              15,000               14,983
 1.72% due 3/13/2002                                                              30,000               29,893      .38
BellSouth Corp.:  (3)
 1.80% due 1/11/2002                                                              26,000               25,986
 2.00% due 1/18/2002                                                              18,800               18,781      .37
Triple-A One Funding Corp.:  (3)
 1.94% due 1/14/2002                                                              31,558               31,534
 1.86% due 2/8/2002                                                                8,900                8,882      .34
Wells Fargo & Co. 1.79% due 3/12/2002                                             35,500               35,375      .30
FCAR Owner Trust I 1.93% due 1/24/2002                                            31,800               31,759      .26
American Express Credit Corp. 2.00% due 1/8/2002                                  30,000               29,987      .25
Texaco Inc. 1.88% due 2/7/2002                                                    23,800               23,753      .20
Estee Lauder Companies Inc. 2.25% due 1/16/2002 (3)                               20,000               19,980      .17
Tribune Co. 2.07% due 1/29/2002 (3)                                               14,600               14,576      .12
American General Corp. 1.99% due 1/16/2002                                         9,600                9,592      .08
                                                                                                      680,765     5.69

Federal Agency Discount Notes  -  1.50%
Freddie Mac:
 2.02% due 1/2/2002                                                               16,900               16,898
 2.195% due 1/24/2002                                                             13,800               13,780
 2.19% due 1/30/2002                                                              25,600               25,553
 1.74% due 3/21/2002                                                              23,000               22,911      .66
Federal Home Loan Banks 2.05% due 1/4/2002                                        50,000               49,989      .42
Fannie Mae 1.73% due 3/21/2002                                                    50,000               49,807      .42
                                                                                                      178,938     1.50


TOTAL SHORT-TERM SECURITIES (cost: $859,705,000)                                                      859,703     7.19


TOTAL INVESTMENT SECURITIES (cost: $12,283,805,000)                                                11,818,495    98.83
Excess of cash and receivables over payables                                                          139,402     1.17

NET ASSETS                                                                                        $11,957,897   100.00

(1)  Step bond; coupon rate will increase at
     a later date.
(2)  Non-income-producing security.
(3)  Purchased in a private placement transaction;
     resale may be limited to qualified institutional buyers; resale to public may require registration.
(4) Company not making interest payments; bankruptcy proceedings pending.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6)  Coupon rate may change periodically.
(7) Purchased as a unit; issue was separated but reattached for reporting purposes.
(8)  Valued under procedures established by
     the Board of Directors.
(9) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(10) Index-linked bond whose principal amount moves with a government retail price index.
(11) The fund owns 7.90% and 5.80% of the outstanding voting securities of Wilshire Financial Services and Clarent Hospital Corp., respectively, and thus are considered an affiliate as defined in the Investment Company Act of 1940.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2001                                                           (dollars in       thousands)
Assets:
 Investment securities at market
  (cost: $12,283,805)                                                                           $11,818,495
 Cash                                                                                                16,148
 Receivables for -
  Sales of investments                                                             $18,206
  Sales of fund's shares                                                            44,119
  Forward currency contracts - net                                                   3,146
  Dividends and interest                                                           172,309
  Other                                                                                121          237,901
                                                                                                 12,072,544
Liabilities:
 Payables for -
  Purchases of investments                                                          63,943
  Repurchases of fund's shares                                                      43,128
  Forward currency contracts - net                                                     907
  Management services                                                                3,252
  Other expenses                                                                     3,417          114,647
Net assets at December 31, 2001                                                                 $11,957,897

 Total authorized capital stock - 2,500,000,000
 shares, $.001 par value
 Class A shares:
  Net assets                                                                                    $11,222,884
  Shares outstanding                                                                            877,223,090
  Net asset value per share                                                                          $12.79
 Class B shares:
  Net assets                                                                                       $470,654
  Shares outstanding                                                                             36,787,590
  Net asset value per share                                                                          $12.79
 Class C shares:
  Net assets                                                                                       $187,921
  Shares outstanding                                                                             14,688,430
  Net asset value per share                                                                          $12.79
 Class F shares:
  Net assets                                                                                        $76,438
  Shares outstanding                                                                              5,974,640
  Net asset value per share                                                                          $12.79


See Notes to Financial Statements


Statement of operations
for the year ended December 31, 2001                                           (dollars in       thousands)
Investment income:
 Income:
  Interest                                                                        $833,519
  Dividends                                                                         14,098         $847,617

 Expenses:
  Management services fee                                                           34,818
  Distribution expenses - Class A                                                   26,032
  Distribution expenses - Class B                                                    2,584
  Distribution expenses - Class C                                                      637
  Distribution expenses - Class F                                                       70
  Transfer agent fee - Class A                                                      10,892
  Transfer agent fee - Class B                                                         291
  Administrative services fees - Class C                                               147
  Administrative services fees - Class F                                                58
  Reports to shareholders                                                              410
  Registration statement and prospectus                                                612
  Postage, stationery and supplies                                                   1,280
  Directors' fees                                                                       69
  Auditing and legal fees                                                               81
  Custodian fee                                                                        526
  Taxes other than federal income tax                                                  121
  Other expenses                                                                        20           78,648
 Net investment income                                                                              768,969

Realized loss and unrealized
 appreciation on investments:
 Net realized loss                                                                                 (125,097)
 Net unrealized appreciation on:
  Investments                                                                       61,868
  Open forward currency contracts                                                    4,423
   Net unrealized appreciation                                                                       66,291
  Net realized loss and
   unrealized appreciation on investments                                                           (58,806)
 Net increase in net assets resulting
  from operations                                                                                  $710,163


See Notes to Financial Statements


Statement of changes in net assets                                             (dollars in       thousands)

                                                                    Year ended December 31
                                                                                       2001             2000
Operations:
 Net investment income                                                            $768,969         $678,652
 Net realized loss on investments                                                 (125,097)         (72,414)
 Net unrealized appreciation (depreciation)
  on investments                                                                    66,291          (50,346)
  Net increase in net assets
   resulting from operations                                                       710,163          555,892
Dividends paid to shareholders:
 Dividends from net investment income:
  Class A                                                                         (718,108)        (688,050)
  Class B                                                                          (15,528)          (2,035)
  Class C                                                                           (3,716)               -
  Class F                                                                           (1,846)               -
   Total dividends                                                                (739,198)        (690,085)

Capital share transactions:
 Proceeds from shares sold                                                       4,575,179        2,190,967
 Proceeds from shares issued in reinvestment
  of net investment income dividends                                               598,345          550,406
 Cost of shares repurchased                                                     (2,641,046)      (2,630,060)
  Net increase in net assets resulting
   from capital share transactions                                               2,532,478          111,313

Total increase (decrease) in net assets                                          2,503,443          (22,880)

Net assets:
 Beginning of year                                                               9,454,454        9,477,334
 End of year (including
  distributions in excess of
  net investment income: $(7,454) and $(7,328),
  respectively)                                                                $11,957,897       $9,454,454


See notes to financial statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 2001, non-U.S. taxes paid were $2,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $36,385,000 for the year December 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities, excluding forward currency contracts, for federal income tax reporting purposes was $12,290,666,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $472,171,000; $265,704,000 related to appreciated securities and $737,875,000 related to depreciated securities. For the year ended December 31, 2001, the fund realized tax basis net capital losses of $141,597,000, which includes $51,238,000 of net capital losses realized during the period November 1, 2000 through December 31, 2000. The fund had available at December 31, 2001, a net capital loss carryforward totaling $208,555,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, net capital losses totaling $5,246,000 which were realized during the period November 1, 2001 through December 31, 2001. Net losses related to non-U.S. currency transactions of $43,789,000 (including $19,628,000 which were realized during the period November 1, 2000 through December 1, 2000) were treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $34,818,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.30% per annum of the first $60 million of daily net assets decreasing to 0.14% of such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% on the first $8,333,333 of the fund's monthly gross investment income and 2.00% of such income in excess of $8,333,333. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.323% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, aggregate distribution expenses were limited to $26,032,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class A shares. As of December 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $10,953,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, aggregate distribution expenses were $2,584,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended December 31, 2001, aggregate distribution expenses were $637,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended December 31, 2001, aggregate distribution expenses were $70,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, aggregate distribution expenses payable to AFD were $2,319,000.

AFD received $7,881,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $11,183,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of December 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $790,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended December 31, 2001, total fees under the agreement were $205,000. As of December 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $35,000.

DEFERRED DIRECTORS'FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $176,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,510,478,000 and $6,379,620,000, respectively, during the year ended December 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended December 31, 2001, the custodian fee of $526,000 includes $247,000 that was paid by these credits rather than in cash.

For the year ended December 31, 2001, the fund reclassified $29,018,000 to undistributed net realized gains and $880,000 to additional paid-in capital from undistributed net investment income.

As of December 31, 2001, net assets consisted of the following:

                                                                      (dollars in thousands)
Capital paid in on shares of capital stock                                       $12,646,960
Distributions in excess of net investment income                                      (7,454)
Accumulated net realized loss                                                       (215,919)
Net unrealized depreciation                                                         (465,690)
Net assets                                                                       $11,957,897

Capital share transactions in the fund were as follows:

                                                     Year ended     December 31, 2001      Year ended     December 31, 2000
                                                   Amount (000)                Shares    Amount (000)                Shares
Class A Shares:
  Sold                                               $3,848,566           297,308,857      $2,100,818           164,508,807
  Reinvestment of dividends                             582,309            45,082,058         548,746            43,009,488
  Repurchased                                        (2,551,817)         (197,331,185)     (2,626,235)         (205,443,815)
   Net increase in Class A                            1,879,058           145,059,730          23,329             2,074,480
Class B Shares: (1)
  Sold                                                  409,659            31,665,721          90,149             7,089,300
  Reinvestment of dividends                              11,772               912,927           1,660               130,466
  Repurchased                                           (35,003)           (2,710,048)         (3,825)             (300,776)
   Net increase in Class B                              386,428            29,868,600          87,984             6,918,990
Class C Shares: (2)
  Sold                                                  218,877            16,942,621             -                     -
  Reinvestment of dividends                               2,915               226,549             -                     -
  Repurchased                                           (32,026)           (2,480,740)            -                     -
   Net increase in Class C                              189,766            14,688,430             -                     -
Class F Shares: (2)
  Sold                                                   98,077             7,588,450             -                     -
  Reinvestment of dividends                               1,349               104,825             -                     -
  Repurchased                                           (22,200)           (1,718,635)            -                     -
   Net increase in Class F                               77,226             5,974,640             -                     -
Total net increase in fund                           $2,532,478           195,591,400      $  111,313             8,993,470

(1) Class B shares were not offered
    before March 15, 2000.
(2) Class C and Class F shares were
    not offered before March 15, 2001.

At December 31, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                             U.S. Valuations
                            Contract Amount                    at 12/31/2001
Non-U.S.                                                                            Unrealized
Currency                                                                        (Depreciation)
 Contracts                         Non-U.S.         U.S.              Amount      Appreciation
                                      (000)        (000)               (000)             (000)
Sales:
 British Pounds
  expiring 1/24 to
  3/19/2002                  Pounds 15,552      $ 22,125            $ 22,533             $(408)
 Euros
  expiring 1/2 to
  3/19/2002                     Euro 74,444       65,859              66,170              (311)
 Japanese Yen
  expiring 1/4 to
  3/14/2002                   Yen 1,106,574        8,789               8,446               343

                                                $ 96,773            $ 97,149             $(376)

Per-share data and ratios
                                                                                     Class A


                                                                      Year ended December 31
                                                                                         2001             2000     1999
Net asset value, beginning of year                                                    $12.79           $12.98   $13.61

 Income from investment operations:
  Net investment income                                                              .93 (1)          .94 (1)      .93

  Net (losses) gains on securities                                                 (.03) (1)        (.17) (1)     (.63)
 (both realized and unrealized)
   Total from investment operations                                                      .90              .77      .30

 Less distributions:
  Dividends (from net investment income)                                                (.90)            (.96)    (.93)

  Distributions (from capital gains)                                                       -                -        -

   Total distributions                                                                  (.90)            (.96)    (.93)

Net asset value, end of year                                                          $12.79           $12.79   $12.98

Total return (2)                                                                        7.15%            6.19%    2.29%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                               $11,223           $9,366   $9,477

 Ratio of expenses to average net assets                                                 .71%             .72%     .69%

 Ratio of net income to average net assets                                              7.17%            7.35%    6.96%

                                                                                         1998             1997
Net asset value, beginning of year                                                    $14.00           $13.75

 Income from investment operations:
  Net investment income                                                                  .94              .98

  Net (losses) gains on securities                                                      (.24)             .25
 (both realized and unrealized)
   Total from investment operations                                                      .70             1.23

 Less distributions:
  Dividends (from net investment income)                                                (.95)            (.98)

  Distributions (from capital gains)                                                    (.14)               -

   Total distributions                                                                 (1.09)            (.98)

Net asset value, end of year                                                          $13.61           $14.00

Total return (2)                                                                        5.17%            9.24%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                                $9,541           $8,176

 Ratio of expenses to average net assets                                                 .66%             .68%

 Ratio of net income to average net assets                                              6.94%            6.95%

                                                                                     Class B
                                                                                        Year
                                                                                       ended      March 15 to
                                                                               December 31,     December 31,
                                                                                        2001         2000 (3)
Net asset value, beginning of period                                                  $12.79           $12.92

 Income from investment operations: (1)
  Net investment income                                                                  .83              .62

  Net losses on securities                                                              (.03)            (.08)
(both realized and unrealized)
   Total from investment operations                                                      .80              .54

 Less distributions:
  Dividends (from net investment income)                                                (.80)            (.67)

Net asset value, end of period                                                        $12.79           $12.79

Total return (2)                                                                        6.37%            4.33%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                                $471              $88

 Ratio of expenses to average net assets                                                1.45%       1.42% (4)

 Ratio of net income to average net assets                                              6.30%       6.65% (4)

                                                                                     Class C          Class F

                                                                                 March 15 to      March 15 to
                                                                               December 31,     December 31,
                                                                                    2001 (3)         2001 (3)
Net asset value, beginning of period                                                  $13.05           $13.05

 Income from investment operations: (1)
  Net investment income                                                                  .63              .70

  Net losses on securities                                                              (.27)            (.27)
(both realized and unrealized)
   Total from investment operations                                                      .36              .43

 Less distributions:
  Dividends (from net investment income)                                                (.62)            (.69)

Net asset value, end of period                                                        $12.79           $12.79

Total return (2)                                                                        2.83%            3.35%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                                $188              $76

 Ratio of expenses to average net assets                                                1.57%        .79% (4)

 Ratio of net income to average net assets                                              6.25%       7.03% (4)

Supplemental data - all classes


                                                                      Year ended December 31
                                                                                         2001             2000     1999
Portfolio turnover rate                                                                64.28%           62.07%   46.71%
                                                                                         1998             1997
Portfolio turnover rate                                                                66.25%           51.96%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Bond Fund of America, Inc.

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

February 6, 2002


OTHER SHARE CLASS RESULTS (unaudited)
Class B, Class C and Class F
Returns for periods ended December 31, 2001:

                                                     ONE         LIFE OF
                                                     YEAR        CLASS
CLASS B SHARES
Reflecting applicable contingent deferred            +1.37%      +3.84%(1)
 sales charge (CDSC), maximum of 5%, payable
 only if shares are sold within six years of
 purchase

Not reflecting CDSC                                  +6.37%      +5.96%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable              -           +1.85%(2)
 only if shares are sold within one year of
 purchase

Not reflecting CDSC                                  -           +2.83%(2)

CLASS F SHARES
Not reflecting annual asset-based fee                -           +3.35%(2)
charged by sponsoring firm


(1) Average annual compound return from March 15, 2000, when Class B shares first became available.
(2) Total return from March 15, 2001, when Class C and Class F shares first became available.


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 8% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2002 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS AND OFFICERS

NAME AND AGE           YEAR           PRINCIPAL                    NUMBER OF            OTHER
                       FIRST          OCCUPATION(S) DURING         BOARDS WITHIN        DIRECTORSHIPS(3)
                       ELECTED A      PAST FIVE YEARS              THE FUND             HELD BY DIRECTOR
                       DIRECTOR                                    COMPLEX(2) ON
                       OF THE                                      WHICH DIRECTOR
                       FUND(1)                                     SERVES

"NON-INTERESTED"
DIRECTORS

Ambassador             1999           Corporate director and       14                   Carnival
Richard G.                            author; former U.S.                               Corporation
Capen, Jr., 67                        Ambassador to Spain;
                                      former Vice Chairman,
                                      Knight-Ridder, Inc.;
                                      former Chairman and
                                      Publisher, The Miami
                                      Herald

H. Frederick           1974           Private investor;            19                   Ducommun
Christie, 68                          former President and                              Incorporated; IHOP
                                      CEO, The Mission Group                            Corporation;
                                      (non-utility holding                              Southwest Water
                                      company, subsidiary of                            Company
                                      Southern California
                                      Edison Company)

Diane C. Creel,        1994           President and CEO, The       12                   Allegheny
53                                    Earth Technology                                  Technologies; BF
                                      Corporation                                       Goodrich; Teledyne
                                      (international                                    Technologies
                                      consulting
                                      engineering)

Martin Fenton,         1989           Managing Director,           16                   None
66                                    Senior Resource Group
                                      LLC; (development and
                                      management of senior
                                      living communities)

Leonard R.             1994           President, Fuller            13                   None
Fuller, 55                            Consulting (financial
                                      management consulting
                                      firm)

Richard G.             1991           Chairman of the Board        13                   Southwest Water
Newman, 67                            and CEO, AECOM                                    Company
                                      Technology Corporation
                                      (engineering,
                                      consulting and
                                      professional services)

Frank M.               1999           Chairman of the Board        12                   None
Sanchez, 58                           and CEO, The Sanchez
                                      Family Corporation dba
                                      McDonald's Restaurants
                                      (McDonald's licensee)



NAME, AGE AND             YEAR FIRST       PRINCIPAL OCCUPATION(S)          NUMBER OF       OTHER
POSITION WITH             ELECTED A        DURING PAST FIVE YEARS           BOARDS          DIRECTORSHIPS(3)
FUND                      DIRECTOR         AND POSITIONS HELD WITH          WITHIN THE      HELD BY
                          OR OFFICER       AFFILIATED ENTITIES OR           FUND            DIRECTOR
                          OF THE           THE PRINCIPAL UNDERWRITER        COMPLEX(2)
                          FUND(1)          OF THE FUND                      ON WHICH
                                                                            DIRECTOR
                                                                            SERVES
"INTERESTED"
DIRECTORS(4)

Paul G. Haaga, Jr.,       1985             Executive Vice President         16              None
53                                         and Director, Capital
Chairman of the                            Research and Management
Board                                      Company; Director,
                                           American Funds
                                           Distributors, Inc.;(5)
                                           Director, The Capital
                                           Group Companies, Inc.(5)

Abner D.                  1974             Senior Vice President and        12              None
Goldstine, 72                              Director, Capital
President and                              Research and Management
Principal Executive                        Company
Officer

Don R. Conlan,            1996             President (retired), The         7               None
66                                         Capital Group Companies,
                                           Inc.(5)


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a Director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with fund's investment adviser, Capital Research and Management Company or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.

NAME, AGE AND POSITION           YEAR FIRST       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
WITH FUND                        ELECTED AN       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
                                 OFFICER OF       THE PRINCIPAL UNDERWRITER OF THE FUND
                                 THE FUND(1)
OTHER OFFICERS

David C. Barclay, 45             1997             Senior Vice President and Director, Capital
Senior Vice President                             Research and Management Company

Mark R. Macdonald, 42            2001             Vice President - Investment Management Group,
Senior Vice President                             Capital Research and Management Company

John H. Smet, 45                 1994             Senior Vice President, Capital Research and
Senior Vice President                             Management Company

Michael J. Downer, 46            1994             Vice President and Secretary, Capital Research
Vice President                                    and Management Company; Secretary, American
                                                  Funds Distributors, Inc.;(5) Director, Capital
                                                  Bank and Trust Company(5)

Julie F. Williams, 53            1982             Vice President - Fund Business Management Group,
Secretary                                         Capital Research and Management Company

Anthony W. Hynes, Jr., 39        1993             Vice President - Fund Business Management Group,
Treasurer                                         Capital Research and Management Company

Kimberly S. Verdick, 37          1994             Assistant Vice President - Fund Business
Assistant Secretary                               Management Group, Capital Research and
                                                  Management Company

Susi M. Silverman, 31            2001             Vice President - Fund Business Management Group,
Assistant Treasurer                               Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL
RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.74% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.86% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.08% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[American Funds(SM)]

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

* A long-term, value-oriented approach
* An unparalleled global research effort
* A unique method of portfolio management
* Experienced investment professionals
* A commitment to low operating expenses


Here are the 29 American Funds:

* GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(R)
 EuroPacific Growth Fund(R)
 The Growth Fund of America(SM)
 The New Economy Fund(R)
 New Perspective Fund(R)
 New World Fund(SM)

* GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(R)
 Capital World Growth and Income Fund(SM)
 Fundamental Investors(SM)
 The Investment Company of America(R)
 Washington Mutual Investors Fund(SM)

* EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
 The Income Fund of America(R)

* BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

* BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(SM)
 The Bond Fund of America(SM)
 Capital World Bond Fund(R)
 Intermediate Bond Fund of America(R)
 U.S. Government Securities Fund(SM)

* TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(R)
 Limited Term Tax-Exempt Bond Fund of America(SM)
 The Tax-Exempt Bond Fund of America(R)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(R)
 The Tax-Exempt Fund of Maryland(R)
 The Tax-Exempt Fund of Virginia(R)

* MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(R)
 The Tax-Exempt Money Fund of America(SM)
 The U.S. Treasury Money Fund of America(SM)


THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Litho in USA BG/LPT/5473
Lit. No. BFA-011-0202
(C)2002 American Funds Distributors, Inc.
Printed on recycled paper